UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

GlobalOptions Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

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75 Rockefeller Plaza
27th Floor
New York, New York 10019

June 25, 2008

Dear Stockholders:

It is our pleasure to invite you to the 2008 Annual Meeting of Stockholders of GlobalOptions Group.  We will hold the meeting on July 24, 2008, at 3:00 p.m. local time, at the corporate offices of GlobalOptions Group, 75 Rockefeller Plaza, 27th Floor, New York, NY 10019.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you will be able to attend the Annual Meeting.  Whether or not you expect to attend, please vote your shares by completing, signing and dating the proxy card or voting instruction card and returning it in the prepaid envelope.

Thank you for your ongoing support of and continued interest in GlobalOptions Group.

Sincerely,

Harvey W. Schiller	Jeffrey O. Nyweide
Chairman of the Board and Chief Executive Officer	Chief Financial Officer, Executive Vice President and Secretary

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GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES

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GlobalOptions Group, Inc.
75 Rockefeller Plaza
27th Floor
New York, New York 10019

Notice of Annual Meeting of Stockholders

Time and Date	3:00 p.m. local time, July 24, 2008
Place	GlobalOptions Group, 75 Rockefeller Plaza, 27th Floor, New York, NY 10019
Items of Business	1.	To elect five (5) members of the Board of Directors to serve until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;
	2.	To adopt and approve the Amended and Restated 2006 Long-Term Incentive Plan;
	3.	To adopt and approve the Amended and Restated 2006 Employee Stock Purchase Plan;
	4.	To ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and
	5.	To consider such other business as may properly be brought before the 2008 Annual Meeting of Stockholders or any adjournment thereof.
Adjournments and Postponements
Any action on the items of business described above may be considered at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) at the time and on the date specified above or at any time and date to which the 2008 Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a stockholder of GlobalOptions Group as of the close of business on Monday, June 16, 2008.
Meeting Admission
You are entitled to attend the 2008 Annual Meeting only if you were a stockholder of GlobalOptions Group as of the close of business on June 16, 2008 or hold a valid proxy for the 2008 Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to June 16, 2008, a copy of the voting instruction card provided to you by your broker, trustee or nominee, or similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2008 Annual Meeting.

The 2008 Annual Meeting will begin promptly at 3:00 p.m. local time. You should allow adequate time for check-in procedures.

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Voting
Your vote is very important.  Whether or not you plan to attend the 2008 Annual Meeting, we encourage you to read this proxy statement (the “Proxy Statement”) and submit your proxy card or voting instructions as soon as possible.  You may submit your proxy card or voting instructions for the 2008 Annual Meeting by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided.  For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers about the Proxy Materials and the Annual Meeting” on page 3 of this Proxy Statement and the instructions on the proxy card or voting instruction card.

By order of the Board of Directors,

Jeffrey O. Nyweide Chief Financial Officer, Executive Vice President and Secretary

This Notice of Annual Meeting, Proxy Statement and form of proxy card are being distributed on or about
June 25, 2008.

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PROXY STATEMENT

Unless the context otherwise requires, in this Proxy Statement, we use the terms “GlobalOptions Group,” “we,” “our,” “us” and “the Company” to refer to GlobalOptions Group, Inc. and its subsidiaries.

Questions and Answers about the Proxy Materials and the Annual Meeting

Q:       Why did I receive this Proxy Statement

A:       The Board of Directors is soliciting your proxy to vote at the 2008 Annual Meeting because you were a stockholder at the close of business on Monday, June 16, 2008, the record date, and are entitled to vote at the 2008 Annual Meeting.

This Proxy Statement, along with either a proxy card or a voting instruction card, is being mailed to stockholders beginning June 25, 2008.  This Proxy Statement summarizes the information you need to know to vote at the 2008 Annual Meeting.  You do not need to attend the 2008 Annual Meeting to vote your shares.

Q:       What information is contained in this Proxy Statement?

A:       The information in this Proxy Statement relates to the proposals to be voted on at the 2008 Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:       What should I do if I receive more than one set of voting materials?

A:       You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:       How may I obtain an additional set of proxy materials?

A:       All stockholders may write to us to request an additional copy of these materials.  The address is:

GlobalOptions Group, Inc.
75 Rockefeller Plaza
27th Floor
New York, New York 10019
Attention: Corporate Secretary

Q:       What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.”  This Proxy Statement and proxy card have been sent directly to you by GlobalOptions Group.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  This Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if they offer that alternative.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

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Q:       What am I voting on?

A:       You are voting on the following proposals:

● To elect five (5) members of the Board of Directors to serve until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

● To adopt the Amended and Restated 2006 Long-Term Incentive Plan;

● To adopt the Amended and Restated 2006 Employee Stock Purchase Plan;

● To ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

● To consider such other business as may properly be brought before the 2008 Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors recommends a vote FOR each of its nominees, FOR the adoption of the Amended and Restated 2006 Long-Term Incentive Plan, FOR the adoption of the Amended and Restated 2006 Employee Stock Purchase Plan and FOR the ratification of the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Q:       What are the voting requirements to approve each of the proposals?

A:       In the election of directors, each director receiving a plurality of affirmative “FOR” votes will be elected.  You may withhold votes from any or all nominees.  Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy FOR the nominees.

The proposal to approve the Amended and Restated 2006 Long-Term Incentive Plan requires the affirmative “FOR” votes of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the 2008 Annual Meeting.  Thus, abstentions will not affect the outcome of the vote on the proposal.

The proposal to approve the Amended and Restated 2006 Employee Stock Purchase Plan requires the affirmative “FOR” votes of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the 2008 Annual Meeting.  Thus, abstentions will not affect the outcome of the vote on the proposal.

The proposal to ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008 requires the affirmative “FOR” votes of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the 2008 Annual Meeting.  Thus, abstentions will not affect the outcome of the vote on the proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”

Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal.  Thus, the broker “non-vote” will have no effect on the outcome of the proposals, assuming that a quorum is present.

Q:       How many votes do I have?

A:        If you hold shares of common stock, you are entitled to one vote for each share of common stock that you hold.  As of June 16, 2008, the record date, there are 10,023,454 shares of common stock outstanding.

Q:       How do I vote?

A:       You may vote using any of the following methods:

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●  Proxy card or voting instruction card.  Be sure to complete, sign and date the card and return it in the prepaid envelope.  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote FOR the election of the nominees, FOR the adoption of the Amended and Restated 2006 Long-Term Incentive Plan, FOR the adoption of the Amended and Restated 2006 Employee Stock Purchase Plan and FOR the ratification of the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

●  In person at the 2008 Annual Meeting.  All stockholders may vote in person at the 2008 Annual Meeting.  You may also be represented by another person at the 2008 Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the 2008 Annual Meeting.

Q:       What can I do if I change my mind after I vote my shares?

A:        If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the 2008 Annual Meeting by:

● sending written notice of revocation to the Secretary of GlobalOptions Group;

● submitting a new, proper proxy after the date of the revoked proxy; or

● attending the 2008 Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the 2008 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the 2008 Annual Meeting will not, by itself, revoke a proxy.

Q:       What happens if additional matters are presented at the 2008 Annual Meeting?

A:       Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2008 Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Dr. Schiller and Mr. Nyweide, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:       How many shares must be present or represented to conduct business at the 2008 Annual Meeting?

A:       A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote is represented at the 2008 Annual Meeting, either in person or by proxy, totaling 5,011,728 shares.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:       How can I attend the 2008 Annual Meeting?

A:       You are entitled to attend the 2008 Annual Meeting only if you were a GlobalOptions Group stockholder or joint holder as of the close of business on June 16, 2008, the record date, or you hold a valid proxy for the 2008 Annual Meeting.  You should be prepared to present photo identification for admittance.  In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your being admitted to the 2008 Annual Meeting.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to June 16, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2008 Annual Meeting.

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The 2008 Annual Meeting will begin promptly on July 24, 2008, at 3:00 p.m. local time.  You should allow adequate time for the check-in procedures.

Q:       How can I vote my shares in person at the 2008 Annual Meeting?

A:       Shares held in your name as the stockholder of record may be voted in person at the 2008 Annual Meeting.  Shares held beneficially in street name may be voted in person at the 2008 Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the 2008 Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so that your vote will be counted if you later decide not to attend the meeting.

Q:       What is the deadline for voting my shares?

A:       If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the 2008 Annual Meeting.

If you hold shares beneficially in street name with a broker, trustee or nominee, please follow the voting instructions provided by your broker, trustee or nominee.  You may vote your shares in person at the 2008 Annual Meeting only if at the 2008 Annual Meeting you provide a legal proxy obtained from your broker, trustee or nominee.

Q:       Is my vote confidential?

A:       Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within GlobalOptions Group or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to our management.

Q:       How are votes counted?

A:       For the election of directors, you may vote “FOR” or “WITHHOLD.”  For all other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  The abstention will have no effect on the outcome of the vote.  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” the election of the nominees, “FOR” the adoption of the Amended and Restated 2006 Long-Term Incentive Plan, “FOR” the adoption of the Amended and Restated 2006 Employee Stock Purchase Plan and “FOR” the ratification of the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, and in the discretion of the proxy holders, Dr. Schiller and Mr. Nyweide, on any other matters that properly come before the meeting).

Q:       Where can I find the voting results of the 2008 Annual Meeting?

A:       We intend to announce preliminary voting results at the 2008 Annual Meeting.  The final voting results will be published no later than the date of filing of our Quarterly Report on Form 10-Q for the quarter ending September 30, 2008.

Q:       Who will bear the cost of soliciting votes for the 2008 Annual Meeting?

A:       GlobalOptions Group is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

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Q:       How can I obtain GlobalOptions Group corporate governance information?

A:       The following information is available in print to any stockholder who requests it:

●  Certificate of Incorporation of GlobalOptions Group

●  By-Laws of GlobalOptions Group

●  The charters of the following committees of our Board of Directors: the Audit Committee, the Nominating Committee and the Compensation Committee

●  Board committee composition

●  Our Code of Business Conduct and Ethics

●  Stockholder Communications with the Board

Q:       How may I obtain the GlobalOptions Group 2007 Annual Report on Form 10-K and other financial information?

A:        A copy of the Company’s 2007 Annual Report on Form 10-K is being sent to stockholders along with this Proxy Statement.  Stockholders may request an additional free copy of the 2007 Annual Report on Form 10-K and other financial information from:

GlobalOptions Group, Inc.
75 Rockefeller Plaza
27th Floor
New York, New York 10019
Attention: Corporate Secretary

We will also furnish any exhibit to the 2007 Annual Report on Form 10-K if specifically requested.

Our SEC filings are also available free of charge at the SEC’s web site at http://www.sec.gov and at our web site at http://www.globaloptionsgroup.com.

Q:       What if I have questions for your transfer agent?

A:        Please contact our transfer agent, at the telephone number or address listed below, with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Continental Stock Transfer & Trust Company
17 Battery Place
New York, NY 10004
Telephone:  (212) 509-4000
Fax:  (212) 509-5150

Q:       Who can help answer my questions?

A:        If you have any questions about the 2008 Annual Meeting or how to vote or revoke your proxy, you should contact us at:

GlobalOptions Group, Inc.
75 Rockefeller Plaza
27th Floor
New York, New York 10019
Attention: Corporate Secretary

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Proposals To Be Voted On

Proposal No. 1: Election of Directors

Five (5) directors are to be elected at the 2008 Annual Meeting to serve until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualify.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted FOR the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.  The election of directors shall be determined by a plurality of the votes cast.

The By-laws of the Company provide that the number of directors that shall constitute the whole Board of Directors shall be fixed from time to time as determined by action of the Board of Directors taken by the affirmative vote of a majority of the whole Board of Directors.  Each of the five nominees listed below currently serves on our Board of Directors.  Harvey W. Schiller, Ph.D. became an officer and director, and Per-Olof Lööf and Ronald M. Starr became directors on June 24, 2005.  John P. Bujouves and John P. Oswald were subsequently appointed to the Board of Directors on June 27, 2005 and January 28, 2008, respectively.  Each director holds office until the next annual meeting of stockholders and the election and qualification of his or her successor.

The following table sets forth information regarding our executive officers and the five nominees for election to our Board of Directors.

Name	Age	Position

Harvey W. Schiller, Ph.D.	69	Chairman of the Board of Directors and Chief Executive Officer

Jeffrey O. Nyweide	52	Chief Financial Officer, Executive Vice President-Corporate Development, Treasurer and Secretary

Thomas P. Ondeck	61	President, International Strategies Unit

Halsey Fischer	59	Chief Executive Officer, Fraud and SIU Services Unit

James Lee Witt	64	Chief Executive Officer, Preparedness Services Unit

Howard Safir	66	Chief Executive Officer, Security Consulting and Investigations Unit

Per-Olof Lööf	57	Vice Chairman of the Board of Directors

John P. Oswald	48	Director and Chairman of the Compensation and the Nominating Committees

Ronald M. Starr	39	Director and Chairman of the Audit Committee

John P. Bujouves	46	Director

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The business experience for the past five years (and, in some instances, for prior years) of each of our directors, officers and key employees are as follows:

Harvey W. Schiller, Ph.D. has been Chairman of our Board of Directors since February 2004 and became our Chief Executive Officer in June 2005. Dr. Schiller oversees our administrative headquarters with a focus on our strategy and new business development. Prior to joining GlobalOptions Group, Dr. Schiller served as Chairman of Assante U.S., a provider of financial and life management products and services, from 2002 to 2004. Prior to joining Assante, he was Chairman and Chief Executive Officer of YankeeNets from 1999 to 2002. His previous experience includes President of Turner Sports, Inc., Executive Director and Secretary General of the United States Olympic Committee and Commissioner of the Southeastern Conference. Prior to joining the United States Olympic Committee, Dr. Schiller served for more than 25 years in the United States Air Force, achieving the rank of Brigadier General. Dr. Schiller is a former partner in QuanStar Group, a management consulting firm in New York, and a former advisory partner of Millennium Technology Value Partners, L.P.

Jeffrey O. Nyweide has been our Chief Financial Officer and Executive Vice President-Corporate Development since April 2003 and was appointed Secretary in June 2005. Mr. Nyweide has been a successful entrepreneur and executive for the past 20 years. Mr. Nyweide has also been a Venture Partner with Millennium Technology Ventures, L.P., a New York-based venture capital firm, since 2001. From 1987 to 2000, he co-founded and then grew Dataware Technologies, Inc., a software and services company, as Director, President and Chief Operating Officer and took the company public. In 1995, he helped found Northern Light Technology LLC. Mr. Nyweide has significant experience in mergers and acquisitions, finance and operations as well as with establishing international business in Europe and Asia from prior experience as a founder and managing director of Quantum Management in Greenwich, Connecticut and Munich, Germany. In this role he worked with European and United States investment banks and corporations developing merger and acquisition strategies as well as strategic alliances. His previous experience in the services and solutions business also includes sales, marketing and operating experience as an executive with The Service Bureau Company, a subsidiary of Control Data Corporation, in Chicago, Atlanta and Greenwich.

Thomas P. Ondeck had been President of privately-held GlobalOptions, Inc. since January 1999 and became President of our International Strategies unit upon its inception in June 2006. Mr. Ondeck heads the multi-disciplinary crisis management teams comprised of investigatory, legal, government relations and public relations experts. He has dealt with national and international crises, including assisting companies besieged by activist and hate groups, plaintiffs’ product liability litigation campaigns, the financial impact of violence in Southeast Asia, threats against multinational businesses by organized criminal elements in the former Soviet Union, extortive litigation involving misuse of the United States civil RICO statute by business competitors and asset looting in Latin America. Mr. Ondeck also heads our investigations and business intelligence practice areas. He supervises our litigation support investigations for law firms. Mr. Ondeck also spearheads our investigative services for corporations, including due diligence investigations in connection with corporate acquisitions and internal corporate investigations into potential theft of assets, identity misrepresentation and fraud. Mr. Ondeck was previously a litigation partner in two international law firms and served in the White House as an aide to former President Richard M. Nixon.

Halsey Fischer became the Chief Executive Officer of our Fraud and SIU Services unit upon our acquisition of CBR in August 2005. Mr. Fischer oversees our national investigations practice. Mr. Fischer served as the President and Chief Executive Officer of CBR from its founding in 1998 until its acquisition. During his tenure at CBR, Mr. Fischer built an investigations firm with eight offices in the United States through acquisitions and organic growth. Under Mr. Halsey’s leadership, CBR developed a state-of-the-art Internet case management system for use by remote offices and its clients. Prior to forming CBR, Mr. Fischer was Senior Vice President, U.S. Investigations for Pinkerton Consulting & Investigations, Inc., since acquired by Securitas AB, and was responsible for each of its 28 profit centers across the United States. Prior to Pinkerton, Mr. Fischer was Group President of Security Consulting and Investigations for Business Risks International, the predecessor to Pinkerton’s investigations unit.

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James Lee Witt became the Chief Executive Officer of our Preparedness Services unit upon our acquisition of James Lee Witt Associates, LLC (“JLWA”) in March 2006. As the President and Chief Executive Officer of JLWA from 2002 until its acquisition in March 2006, Mr. Witt provided consulting and crisis management services to state and local governments, educational institutions, the international community and corporations. From 2003 to 2006, Mr. Witt was the Chief Executive Officer of the International Code Council, a 50,000 member association dedicated to building safety that develops the codes used to construct residential and commercial buildings, including homes and schools. Mr. Witt has over 25 years of disaster management experience, culminating in his appointment as the Director of FEMA, where he served from 1993 to 2001. Mr. Witt was appointed by President Clinton and confirmed by the U.S. Senate as Director of FEMA in April 1993. In February 1996, President Clinton elevated Mr. Witt to cabinet status, a first for a FEMA Director. As FEMA Director, Mr. Witt coordinated federal disaster relief on behalf of President Clinton, including the response and recovery activities of 28 federal agencies and departments, the American Red Cross and other voluntary agencies. He also oversaw the National Flood Insurance Program, the U.S. Fire Administration and other pro-active mitigation activities to reduce loss of life and property from all types of hazards. Mr. Witt directed 2,500 employees located in Washington, D.C. and 10 regional offices. Mr. Witt’s professional career includes the formation of Witt Construction, a commercial and residential construction company. After 12 years as a successful businessman and community leader, he was elected County Judge for Yell County, serving as the chief elected official for the county, with judicial responsibilities for county and juvenile court. At age 34, he was the youngest elected official in Arkansas, and was later honored for his accomplishments by the National Association of Counties. After being re-elected six times to the position, Mr. Witt was appointed by then Governor Bill Clinton to assume leadership of the Arkansas Office of Emergency Services (OES). He served as the Director of the Arkansas OES for four years.

Howard Safir became the Chief Executive Officer of our Security Consulting and Investigations unit upon our acquisition of Safir Rosetti, LLC (“Safir”) in May 2006. Mr. Safir served as Chairman and Chief Executive Officer of Safir from December 2001 until its acquisition. Prior to that time, Mr. Safir was Vice Chairman of IPSA International, a provider of investigative and security consulting services. From 1996 to 2000, Mr. Safir served as Police Commissioner of New York City. From 1994 to 1996, Mr. Safir served as New York City’s Fire Commissioner. Mr. Safir began his law enforcement career in 1965 as a special agent assigned to the New York office of the Federal Bureau of Narcotics, a forerunner of the Drug Enforcement Administration (DEA). From 1977 to 1978, Mr. Safir served as Assistant Director of the DEA. From 1978 to 1990, Mr. Safir worked for the United States Marshals Service where he served as Director of the Witness Protection Program and Assistant Director for Operations. Mr. Safir is currently on the boards of GVI Security Solutions (Chairman) and Verint Systems, Inc. Mr. Safir also serves as chief executive officer of the November Group, through which he provides, to a limited extent, technical and management consulting services to various companies, including ChoicePoint, and as the Chairman of the Board of Directors of National Security Solutions Inc., a newly organized blank check company organized for the purpose of effecting a business combination, including with entities involved in the security and homeland defense industries.

Per-Olof Lööf has been Vice Chairman of our Board of Directors since August 2004. Mr. Lööf has been the Chief Executive Officer and a director of Kemet Corporation, a standardized-components supplier, since April 2005 and a director of Devcon International Corp., a company with operating divisions in security services, materials and construction, since 2004. Prior to joining Kemet, Mr. Lööf was Managing Partner of QuanStar Group from 2003 to 2004. Mr. Lööf has significant experience in acquisition integration efforts through past positions at Sensormatic Electronics Corporation, a manufacturer and provider of electronic article surveillance systems and accessories, where he was President and Chief Executive Officer from 1999 until its acquisition by Tyco International, Ltd. in 2003. Prior to Sensormatic, Mr. Lööf was Senior Vice President at NCR Corporation and Chief Executive Officer of AT&T ISTEL. He also worked for 12 years at Digital Equipment Corporation as Vice President of Sales and Marketing.

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John P. Oswald became a member of our Board of Directors on January 28, 2008 and has been appointed Chairman of the Compensation Committee and the Nominating Committee.  Mr. Oswald has been the President and CEO of the Capital Trust Group, an international merchant/investment bank with offices in London, New York, Washington, D.C. and Beirut since 1993.  Mr. Oswald is responsible for the U.S. operations of Capital Trust Group and it’s worldwide investment banking operations.  His responsibilities have included managing a number of private equity funds, both in the U.S. and European markets which have focused on mezzanine and equity investments ranging from approximately $10 million to $100 million in middle market, private and public companies with revenues from $20-$1 billion.  Since 1993 Mr. Oswald has also managed an extensive portfolio of U.S. real estate comprised of office/retail space primarily in suburban areas in the U.S. and Europe.  The investment banking/advisory function of Capital Trust Group includes advising clients with respect to mergers and acquisitions, financings and dispositions of holdings in the oil and gas, real estate, entertainment, education, construction, media and communications areas.  Mr. Oswald has also been responsible for completing numerous public debt offerings and public issuances of stock for the Capital Trust Group’s portfolio companies and clients.  Since December 1, 2006 Mr. Oswald has also been the President and CEO of Verus International Group, Ltd., an international merchant bank with offices in New York and Barbados.  From 1986 to 1996, Mr. Oswald was a Partner in the international law firm of Lord Day & Lord.  He began his career as an accountant at Arthur Andersen & Co. and he is a certified public accountant.  Mr. Oswald serves as a director for Preem Holdings AB, the largest downstream refining operation in Europe, Samir, the third largest public company and the only downstream oil refinery in Morocco, and numerous privately held companies.

Ronald M. Starr has been a director since November 1998. Mr. Starr has been a Managing Director at Starr & Company, LLC, an accounting and business management firm for high net worth individuals, since 1996. Mr. Starr was a member of the General Partner of Millennium Technology Ventures, L.P. from 1999 to 2001 and has been the Chief Financial Officer and General Counsel of the venture capital funds PS Capital Holdings, L.P. and PS Capital Ventures, L.P., where his duties included negotiating and structuring the funds’ venture capital investments, since 1996 and 1997, respectively. Prior to working at Millennium Technology Ventures, PS Capital and Starr & Company, Mr. Starr was an attorney in the tax department at Proskauer Rose LLP, a New York City law firm. Mr. Starr is an advisory partner of Millennium Technology Value Partners, L.P.

John P. Bujouves has been a director since June 2005. Mr. Bujouves has been the President and a director of Bayshore Asset Management Inc., a provider of asset management services, since 2003 and the Chief Executive Officer of Integris Funds Ltd., a Cayman Islands based mutual fund company, since 1999. Mr. Bujouves has served as a director of Nationwide Credit Inc., one of the ten largest account receivable companies in the United States, since 2003. He also serves as Chairman of Globacor Capital Inc., a Canadian private equity investment firm, and Bayshore Bank & Trust Corp., one of Barbados’ largest private banks, and is a director and former Chairman of the Ontario Arthritis Society. Mr. Bujouves’ past experience includes directing CIBC’s International Private Banking group in Canada, where he provided leadership and technical expertise to a professional consulting group on the uses of international banking and trust services. Prior to that, as Managing Partner for Royal Trust International, Mr. Bujouves launched Royal Trust Corporation’s first two locations in the United States.

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There are no family relationships among our directors and executive officers.  During the past five years, no director or executive officer (i) has been a director or executive officer of any business that has filed a bankruptcy petition or had a bankruptcy petition filed against it; (ii) has been convicted of a criminal offense or is the subject of a pending criminal proceeding; (iii) has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or (iv) has been found by a court to have violated a federal or state securities or commodities law.

None of our directors or their respective immediate family members or affiliates is indebted to us.  As of the mailing date of this Proxy Statement, there is no material proceeding to which any of our directors, executive officers or affiliates is a party or has a material interest adverse to us.

Transactions with Related Persons, Promoters and Certain Control Persons

Equity Restructuring

On July 25, 2007, upon the completion of our Equity Restructuring, (1) Dr. Schiller received 22 shares of our Series C Preferred Stock and 688 shares of our common stock in consideration of the cancellation of his shares of Series A Preferred Stock and related warrants, (2) Lööf Holdings, LLC, a limited liability company controlled by one of our directors, Mr. Lööf, received 11 shares of our Series C Preferred Stock and 344 shares of our common stock in consideration of the cancellation of its shares of Series A Preferred Stock and related warrants, (3) Integris Funds Ltd., of which Mr. Bujouves, one of our directors, is Chief Executive Officer, received 1,500 shares of our Series C Preferred Stock and 46,875 shares of our common stock in consideration of the cancellation of its shares of Series A Preferred Stock and related warrants, (4) Bayshore Merchant Services, Inc., which is an affiliate of Bayshore Asset Management, Inc., of which Mr. Bujouves, one of our directors, is President and a director, received 2,344 shares of our common stock in consideration of the cancellation of its Series B warrants, (5) John Oswald received 7,032 shares of our common stock in consideration of the cancellation of his warrants, (6) Capital Trust Investments Limited, of which Mr. Oswald, one of our directors, is a director, received 500 shares of our Series C Preferred Stock and 15,625 shares of our common stock in consideration of the cancellation of its Series A Preferred Stock and related warrants,  and (7) Verus International Group, Ltd., of which Mr. Oswald, one of our directors, is Chief Executive Officer, received 358 shares of our Series C Preferred Stock and 11,188 shares of our common stock in consideration of the cancellation of its Series A Preferred stock and related warrants.

On October 29, 2007, upon the automatic conversion of our Series C Preferred Stock immediately following the consummation of the Company’s underwritten public offering, (1) Dr. Schiller received 1,467 shares of our common stock in exchange for the cancellation of his 22 shares of our Series C Preferred Stock, (2) Lööf Holdings, LLC received 734 shares of our common stock in exchange for the cancellation of its 11 shares of our Series C Preferred Stock, (3) Integris Funds Ltd. received 100,000 shares of our common stock in exchange for the cancellation of its 1,500 shares of our Series C Preferred Stock, (4) Capital Trust Investments Limited received 33,334 shares of our common stock in consideration of the cancellation of its 500 shares of our Series C Preferred Stock, and (5) Verus International Group, Ltd. received 23,867 shares of our common stock in consideration of the cancellation of its 358 shares of our Series C Preferred Stock.

Acquisitions

On March 10, 2006, we acquired JLWA for an aggregate purchase price of $8,403,540.  Of this amount, Mr. Witt, the former Chairman and Chief Executive Officer of JLWA, directly received $2,187,000 in cash at closing, 62,244 shares of our common stock valued at $1,215,000, $243,000 in the form of a 4.6% promissory note, which was paid in March 2007, and $331,695 in cash as a result of a working capital adjustment, which was paid in June 2006.  Mr. Witt became the Chief Executive Officer of our Preparedness Services unit as a result of the transaction.

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On May 11, 2007, we entered into the JLWA Modification Agreement with the former owners of JLWA (the “JLWA Sellers”).  Under the modification, we agreed to make additional payments in the form of cash, promissory notes and common stock to the JLWA Sellers in exchange for eliminating the earnout provisions of the JLWA asset purchase agreement, which provided for a maximum additional payout of $15,400,000.  The additional payments under the JLWA Modification Agreement consist of (i) a cash payment of $2,000,000, which was paid on May 14, 2007, (ii) a promissory note in the principal amount of $4,500,000, accruing interest at 5.65% per annum, due on January 15, 2008, subject to a 5% penalty fee if not paid on that due date, (iii) 300,000 shares of common stock valued at $2,880,000 and (iv) a promissory note in the principal amount of $4,300,000, accruing interest at 11.0% per annum, due on August 11, 2008. Of these amounts, Mr. Witt directly received $1,286,364 in cash, $3,001,363 in principal amount of the 5.65% promissory note and $2,765,682 in principal amount of the 11% promissory note, and James L. Witt Revocable Trust U/A/D 12/28/05, of which Mr. Witt is trustee, received 182,250 of the 300,000 shares of our common stock issued on January 30, 2008. In addition, Mr. Witt directly received approximately $3.5 million of the JLWA note prepayment and prepayment premium.  On October 20, 2007, the Company reached an agreement with the JLWA Sellers under which the JLWA Sellers agreed to the prepayment of the principal and accrued interest on a $4.5 million promissory note, originally due on January 15, 2008, that the Company had issued to them pursuant to the terms of the JLWA Modification Agreement.  In connection with this acceleration, on October 29, 2007, the Company made a negotiated prepayment premium of $800,000 to compensate the JLWA Sellers for, among other things, foregone interest and the cost of accelerated tax payments.  The JLWA Sellers could request acceleration of the $4,300,000 promissory note upon the consummation of a Qualified Public Offering or any other qualified capital raise.  The JLWA Sellers requested acceleration of this promissory note in connection with our separate Qualified Public Offering, as a result of which Mr. Witt directly received approximately $2.8 million.

On May 12, 2006, we acquired Safir for an aggregate purchase price of $15,315,649.  Of this amount, Mr. Safir, the former Chairman and Chief Executive Officer of Safir, directly received 203,895 shares of our common stock valued at $3,262,000, $3,262,320 in the form of an 8% promissory note, which was paid in June 2006, and $543,720 in the form of a 4% promissory note, which was paid in May 2007.  Mr. Safir became the Chief Executive Officer of our Security Investigations and Consulting unit as a result of the transaction.

Issuances to Verus International Group, Ltd.

On September 25, 2007, pursuant to a stock purchase agreement dated March 1, 2007 by and between Verus Support Services, Inc. and us, Verus International Group, Ltd. received 850 shares of our common stock in consideration of services performed from July 2006 through September 2006.

On February 25, 2008, pursuant to a stock purchase agreement dated February 1, 2008 by and between Verus Support Services, Inc. and us, Verus International Group, Ltd. received 1,567 shares of our common stock in consideration of services performed from April 2007 through June 2007.

Proposed Offer to Exchange

Our directors and executive officers are eligible to participate in the Company’s proposed offer to exchange certain outstanding options to purchase common stock, dated May 28, 2008 (the “Offer to Exchange”).  Pursuant to the Offer to Exchange, which was filed as Exhibit 99(a)(1)(A) to the Company’s Schedule TO filed with the SEC on May 28, 2008, the Company is offering employees, officers or directors of, or consultants or advisors to, the Company as of May 28, 2008 the opportunity to exchange stock options granted prior to January 1, 2008 and currently outstanding (“Eligible Options”) for restricted stock units representing shares of our common stock to be issued in the future on a 3 to 1 basis; one restricted stock unit for every three Eligible Options.  The following table sets forth the beneficial ownership of each of our directors and executive officers of Eligible Options as of June 16, 2008.

Index

Name	Number of Eligible Options		Exercise Price	Expiration Date	Percentage of Total Options Outstanding
Harvey W. Schiller, Ph.D.		110	4.80	07/21/08	*
		111	4.80	10/23/08	*
		111	4.80	12/15/08	*
		111	4.80	01/15/09	*
		36,765	5.44	03/23/10	3.2%
		125,000	20.00	11/18/10	10.9%
		125,000	17.60	06/12/11	10.9%
	TOTAL	287,208			25.1%

Per-Olof Lööf		8,125	20.00	11/18/10	*
		10,000	17.60	06/12/11	*
		6,250	12.00	01/01/12	*
	TOTAL	24,375			2.1%

John P. Oswald		1,250	12.00	01/01/12	*
	TOTAL	1,250			*

Ronald M. Starr		184	4.80	01/15/09	*
		184	4.80	04/22/09	*
		184	4.80	08/16/09	*
		184	5.44	12/20/09	*
		184	5.44	03/23/10	*
		9,688	20.00	11/18/10	*
		12,500	17.60	06/12/11	1.1%
	TOTAL	23,108			2.0%

John P. Bujouves		8,125	20.00	11/18/10	*
		10,000	17.60	06/12/11	*
		6,250	12.00	01/01/12	*
	TOTAL	24,375			2.1%

Jeffrey. O. Nyweide		1,839	5.44	03/23/10	*
		62,500	20.00	11/18/10	5.5%
		62,500	17.60	06/12/11	5.5%
	TOTAL	126,839			11.1%

James Lee Witt		112,500	7.24	09/26/12	9.8%
	TOTAL	112,500			9.8%

Howard Safir		112,500	7.24	09/26/12	9.8%
	TOTAL	112,500			9.8%

Halsey Fisher		46,875	18.40	11/02/10	4.1%
		75,000	7.24	09/26/12	6.6%
	TOTAL	121,875			10.7%

Thomas P. Ondeck		14,706	4.80	01/15/09	1.3%
		14,706	5.44	03/23/10	1.3%
	TOTAL	29,412			2.6%

Directors and Executive Officers as a Group		863,442			75.6%
_________________
*           Less than one percent.

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Director Independence

Our Board of Directors has determined that each of our directors, except for Dr. Schiller, is “independent” under Nasdaq’s independence standards.  The Board of Directors considered all of the matters discussed under “Transactions with Related Persons, Promoters and Certain Control Persons” above in determining that Messrs. Bujouves, Oswald, Lööf and Starr meet the independence standards of Nasdaq.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities of ours.  Such persons are required to furnish us copies of all Section 16(a) filings.

The Company became subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, following the Company’s filing of its Registration Statement on Form 8-A, as amended, on September 25, 2007.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers and directors complied with all applicable filing requirements during the 2007 fiscal year.

Vote Required

Each director receiving a plurality of affirmative votes will be elected.  You may withhold votes from any or all nominees.  Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy FOR the nominees.

The shares entitled to vote for these proposals consist of all shares of common stock.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote FOR the election of each of its nominees.

Proposal No. 2: Approval and Adoption of Amended and Restated 2006 Long-Term Incentive Plan

Our Compensation Committee has approved, and the Board of Directors is proposing for stockholder adoption, the Amended and Restated 2006 Long-Term Incentive Plan attached hereto as Annex A (the “Incentive Plan”).  The Incentive Plan provides for grants to eligible participants, including executive officers, employees, officers directors, non-employee directors, and other individuals providing bona fide services to or for the Company.  The substantive differences between the Incentive Plan and the original 2006 Long-Term Incentive Plan are (i) the increase in the number of shares authorized from 1,500,000 to 3,000,000 and (ii) the increase in the number of shares the Compensation Committee may grant to an individual during any calendar year from 312,500 to 625,000.  As of June 16, 2008, there were 1,201,197 shares issued and 298,803 shares available for issuance under the original 2006 Long-Term Incentive Plan.

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On April 10, 2008, the Compensation Committee approved the Incentive Plan, subject to adoption by our stockholders, and authorized submission of the Incentive Plan to stockholders for consideration at the 2008 Annual Meeting.  On June 25, 2008, the Compensation Committee approved the increase in the number of shares the Compensation Committee may grant to an individual under the Incentive Plan during any calendar year from 312,500 to 625,000, subject to adoption of the Incentive Plan by our stockholders.  Under the Incentive Plan, the Compensation Committee has authorized 3,000,000 shares of our common stock for issuance under the Incentive Plan to all employees, officers and directors of, and consultants and advisors to, the Company or any affiliate of the Company, as may be selected by the Compensation Committee from time to time, subject to any restrictions imposed by applicable law.  The Incentive Plan will allow us to continue to provide incentives to such participants who are responsible for our success and growth, assist us in attracting, rewarding and retaining employees of experience and ability, facilitate the completion of strategic acquisitions, link incentives with increases in stockholder value and to further align participants’ interests with those of other stockholders.  In general, the Incentive Plan empowers the Company to grant stock options and stock appreciation rights, and performance-based cash and stock and other equity based awards, including restricted stock and restricted stock units.  The Incentive Plan will also continue to allow us to grant performance-based compensation awards that meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), thereby preserving our ability to receive tax deductions for the awards.

Description of the Amended and Restated 2006 Long-Term Incentive Plan

The following is a summary of the Incentive Plan.  The following general summary is qualified in its entirety by the text of the Incentive Plan attached to this Proxy Statement as Annex A.  You may request a copy of the Incentive Plan without charge from the Corporate Secretary of GlobalOptions Group, Inc. at 75 Rockefeller Plaza, 27th Floor, New York, New York 10019, or (212) 445-6262.

The maximum number of shares of our common stock as to which awards may be granted, in the aggregate and with respect to any type of award, and the maximum number of shares with respect to which awards may be granted during any one calendar year to any individual, and the number of shares covered by and the exercise price and other terms of outstanding awards, may be subject to adjustment in the event of a non-change in control transaction affecting our common stock, or our capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation, share exchange or other similar transaction, or a stock dividend, stock split, reverse stock split, issuance of rights or warrants or other similar events, unless at the time the Board of Directors approves such transaction or event, the Board of Directors determines that no adjustment will be made with respect to any or all particular awards.  Each participant’s proportionate interest will be maintained as it was immediately before the occurrence of the abovementioned event.  Additionally, to the extent feasible, other appropriate adjustments will be made in order to ensure that awards will not be deemed modified within the meaning of Section 424(h) of the Code.  The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.  Shares of common stock that relate to awards that have been settled in cash, terminate or expire unexercised, or are repurchased, or otherwise forfeited will be restored to the Incentive Plan and thereafter will be available for future awards.  The shares of common stock to be issued under the Incentive Plan will come from authorized but unissued shares of our common stock, treasury shares or our open market purchases of our common stock.

Limitation on Individual Awards

Under the Incentive Plan, the Compensation Committee may not grant awards, in any combination, for more than 625,000 (subject to applicable adjustments) shares to any individual during any calendar year.  The method of counting such shares shall conform to the rules applicable to performance based compensation under Section 162(m) of the Code.

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Performance Based Awards

The Compensation Committee may, in its discretion, grant performance awards which become vested or payable on account of attainment of one or more performance goals during a specified period as established by the Compensation Committee.  Performance awards may be in the form of common stock or cash, or any combination of common stock and cash, as determined in the sole discretion of the Compensation Committee.  The Compensation Committee shall establish in writing, on a timely basis, (i) the performance goals that must be met, (ii) the threshold, target and maximum amounts that may be paid, or in the case of an award of common stock, the number of shares that will vest, if the performance goals are met, and (iii) any other conditions that the Compensation Committee deems appropriate and, in the case of executive officers where the award is intended to be “performance based” within the meaning of Section 162(m), consistent with Section 162(m).  Performance goals established by the Compensation Committee shall be based on objectively determinable performance goals selected by the Compensation Committee that apply to an individual or group of individuals, a business unit, or the Company or any of its affiliates as a whole, over such performance period as the Compensation Committee may designate.  The target awards for each individual will be based on a number of factors, including: (i) market competitiveness of the position, (ii) job level, (iii) base salary level, (iv) past individual performance, and (v) expected contribution to the Company’s future performance and business impact.  For those awards intended to be “performance-based” within the meaning of Section 162(m), the Compensation Committee shall also establish for each participant who is an executive officer a maximum award that may be paid for the calendar year, which will remain fixed for the entire year.  The maximum performance award that any participant may be granted in any calendar year under the Plan is $4,000,000, comprised of the cash portion of the award and the fair market value of the common stock as of the date of the grant of the award.  For awards intended to be “performance-based compensation,” the grant of the performance awards and the establishment of the performance measures shall be made during the period required under Section 162(m).

Withholding of Taxes

Grantees and holders of awards shall pay to the Company or any of its affiliates, or make provision satisfactory to the Compensation Committee for payment of, any taxes to be withheld in respect of awards under the Incentive Plan, no later than the date of the event creating the tax liability.  The Company or any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an award.  In the event that payment to the Company or any of its affiliates of such tax obligations is made in shares of common stock, such shares shall be valued at the fair market value on the applicable date for such purposes.

Plan Administration

The Incentive Plan is administered by the Compensation Committee of the Board of Directors or in the absence of the Compensation Committee, the entire Board of Directors.  The Compensation Committee shall have full power and authority to take all actions necessary to carry out the purpose and intent of the Incentive Plan.  The Compensation Committee shall have sole authority to interpret the Incentive Plan and set the terms of all awards, including, without limitation, determining the performance goals associated with performance-based awards, determining the recipients of awards, determining the types of awards to be granted, and the making policies and procedures relating to administration of the Incentive Plan.  The Compensation Committee may establish objectives and conditions, if any, for earning awards.  The Compensation Committee may accelerate or otherwise change the time in which an award may be exercised or becomes payable and may waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award following termination of any grantee’s employment or other relationship with us; provided, however, that no such waiver or acceleration of lapse restrictions will be made with respect to a performance-based stock award granted to an executive officer of GlobalOptions Group if such waiver or acceleration is inconsistent with Section 162(m) or Section 409A of the Code to the extent applicable.

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Eligibility

The Compensation Committee has the authority to determine the amount, type and terms of each award.  The Compensation Committee may also grant new awards to replace outstanding options or other equity-based compensation when we acquire another company and, where appropriate, to mirror the terms of those replaced options or other equity-based compensation awards.

Types of Awards and Grants

Pursuant to written award agreements, and subject to the provisions of the Incentive Plan, including a ten year limitation of the term of any award, the Compensation Committee may award stock options (including nonstatutory and incentive stock options), stock appreciation rights, restricted and unrestricted stock, performance-based awards, other incentive and stock-based awards, or any combination thereof as described below:

a.           Stock Options.  A stock option represents the right to purchase a share of common stock at a predetermined exercise price.  The Compensation Committee, in its discretion, may grant nonstatutory stock options or incentive stock options to qualified participants.  The Compensation Committee will set the terms of each stock option, including the number of shares, exercise price, vesting period, and option duration.  All options must have an exercise price at least equal to the fair market value on the business day immediately prior to the grant.  The Compensation Committee may adjust the exercise price of each option in a manner consistent with Section 162(m) and Section 409A of the Code.  The Compensation Committee, in its sole discretion, in the applicable award agreement may authorize stock options to be exercised, in whole or in part, by payment in full of the exercise price in cash, or by delivery of previously owned shares of common stock, or through a withholding of common stock from the shares of common stock otherwise to be received.

b.           Stock Appreciation Rights.  The Compensation Committee may from time to time grant to eligible participants awards of stock appreciation rights, or SARs.  A SAR entitles the recipient to receive a payment having an aggregate value equal to the product of (1) the excess of (A) the fair market value on the exercise date, as described in the Incentive Plan, of one share of common stock over (B) the base price per share specified in the applicable award agreement, times (2) the number of shares specified by the SAR, or portion thereof, which is exercised.  Payment of the amount payable upon any exercise of a SAR may be made by the delivery of shares of common stock or cash, or any combination of shares of common stock and cash, as determined in the sole discretion of the Compensation Committee.  If upon settlement of the exercise of a SAR the holder is to receive a portion of such payment in shares of common stock, the number of shares will be determined by dividing such portion by the fair market value of a share of common stock on the exercise date, as described in the Incentive Plan.  No fractional shares will be used for such payment and the Compensation Committee will determine whether cash will be given in lieu of such fractional shares or whether such fractional shares will be eliminated.

c.           Stock Awards.  Restricted stock is shares of common stock that are awarded to a participant and that are subject to forfeiture during a pre-established period.  Unrestricted stock is shares of common stock that are not subject to forfeiture conditions.  Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered so long as it is subject to forfeiture.  A holder of restricted or unrestricted stock will generally have all the rights of a holder of shares of common stock, including the right to receive any dividends and to vote, even during the restricted period.  Any dividends with respect to shares of restricted stock that are payable in shares of common stock will be paid in the form of shares of restricted stock, and any cash dividends with respect to shares of restricted stock will be reserved and held by us for the holder and paid upon the satisfaction of applicable vesting conditions.

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d.           Performance Awards.  Performance awards are awards of cash, shares of common stock, or a combination of cash and shares of common stock, which become vested or payable upon the satisfaction of pre-determined performance goals over the pre-determined performance period established by the Compensation Committee.  The performance goals will be based on one or more of the following criteria: earnings before interest, taxes, depreciation and amortization (EBITDA), stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified goals such as business or operating goals, revenue or other financial goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships.  Upon completion of a performance period, the Compensation Committee will determine whether the performance goals have been met within the established performance period, and certify in writing to the extent such goals have been satisfied.

e.           Other Stock-Based Awards.  Other stock-based awards are awards which are denominated or valued in whole or in part by reference to, or otherwise based on or related to, the value of our common stock.  Other stock-based awards may be denominated in cash, in shares of common stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into shares of common stock, or in any combination of the foregoing and may be paid in shares of common stock or other securities, in cash, or in a combination of shares of common stock or other securities and cash, all as determined in the sole discretion of the Compensation Committee.  The Compensation Committee will set the terms and amounts of other stock-based awards, if any, pursuant to a written award agreement.

Change in Control

According to the Incentive Plan a “Change in Control” occurs if (1) a tender offer (or series of related offers) is made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of the tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation will be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its affiliates; (2) the Company is merged or consolidated with another corporation, unless as a result of the merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation are owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its affiliates; (3) the Company sells substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of the sale more than 50% of the assets sold shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its affiliates; or (4) a person (according to the Securities Exchange Act of 1934, as amended, but not including (A) the Company or any of its affiliates; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), acquires 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), any employee benefit plan of the Company or its affiliates.  Under the Incentive Plan, the Compensation Committee may provide that outstanding awards held by individuals or groups of participants be treated differently than those held by other participants.  Upon the occurrence of a Change in Control, the Compensation Committee may accelerate the vesting and exercisability of outstanding awards, in whole or in part, as determined by the Compensation Committee in its sole discretion.  In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a Change in Control, each outstanding award shall terminate within a specified number of days after notice to the participant thereunder, and in the case of an option and other awards that are payable in or convertible into common stock, each such participant shall receive, with respect to each share of common stock subject to such option or other awards that are payable in or convertible into common stock, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such option or other awards that are payable in or convertible into common stock; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

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Amendments and Termination

The Board of Directors may amend, suspend, or terminate the Plan, except that (a) no amendment shall be made that would impair the rights of any participant under any award theretofore granted without the participant’s consent, and (b) no amendment shall be made which, without the adoption of the stockholders of the Company, would (i) materially increase the number of shares that may be issued under the Incentive Plan, except as the Compensation Committee may appropriately make adjustments; (ii) materially increase the benefits accruing to the participants under the Incentive Plan; (iii) materially modify the requirements as to eligibility for participation in the Incentive Plan; (iv) decrease the exercise price of an option to less than 100% of the Fair Market Value per share of common stock on the date of grant thereof; or (v) extend the term of any option beyond ten years.  No award may be granted under the Plan after the tenth anniversary of the Plan’s effective date, December 5, 2006.  Except as otherwise determined by the Board of Directors, termination of the Incentive Plan will not affect the Compensation Committee’s ability to exercise the powers granted to it hereunder with respect to awards granted under the Incentive Plan prior to the date of such termination.  The Compensation Committee may take such actions as it deems appropriate to ensure that the Incentive Plan and any awards may comply with any tax, securities or applicable law.  It is intended that the Incentive Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Compensation Committee shall exercise its discretion in granting awards hereunder (and the terms of such award grants), accordingly.  The Incentive Plan and any grant of an award hereunder may be amended from time to time to comply with the Code Section 409A.

Exercisability; Transferability of Awards

The Compensation Committee, in its discretion, has the authority to enact any terms and conditions with respect to the vesting or exercisability of an award during and following the end of a recipient’s employment or other relationship with us, including, retirement, termination with and without cause, termination with good reason, contract non-renewal, death or disability.  Unless otherwise determined by the Compensation Committee, should any participant’s employment with or service to the Company terminate for any reason other than death, disability or retirement, the award will terminate, except that the portion of any award that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such award’s term if the participant’s employment or service with the Company is terminated by the Company without cause, as determined by the Compensation Committee.  In the award or employment agreement, the Compensation Committee may provide for acceleration of all or a portion of awards and the continued exercise of awards after such event for all or a portion of the remaining term of the award whether or not the participant is then an employee.  A participant cannot transfer his or her awards to someone other than upon death or as required by law.

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U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of incentive stock options and nonstatutory stock options, which are authorized for grant under the Incentive Plan.  It does not attempt to describe all possible federal or other tax consequences of participation in the Incentive Plan or tax consequences based on particular circumstances.

Incentive Stock Options

An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Code Section 422.  However, an optionholder may be subject to the alternative minimum tax if the fair market value of our common stock on the date of exercise exceeds the optionholder’s purchase price for the shares.  Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If an optionholder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the optionholder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date of exercise and the purchase price of such shares, or (ii) the sales price and the purchase of such shares.  The optionholder will normally also recognize capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date.  However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the optionholder will not recognize any ordinary income and such loss will be a capital loss.  Any ordinary income recognized by the optionholder upon the disqualifying disposition of the shares generally will result in a deduction by us for federal income tax purposes.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status.  An optionholder generally recognizes no taxable income as the result of the grant of such an option.  Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss.  No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonstatutory stock option.

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Stock Appreciation Rights; Restricted Stock

A holder of a stock appreciation right generally recognizes no taxable income as the result of the grant of such right.  Upon exercise of a stock appreciation right, the holder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  No tax deduction is available to us with respect to the grant of a stock appreciation right.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder as a result of the exercise of a stock appreciation right.

Generally speaking, the grant of restricted stock will not be taxable to the recipient until such time as the stock vests (i.e., the restrictions lapse or are satisfied), unless the recipient makes a special election to treat the stock as vested upon the date of grant.  Upon vesting (or grant, if the special election is made), the recipient will recognize ordinary income in the amount of the difference between the fair market value of the shares and the price paid, if any, for the shares.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the recipient, unless the provisions of Section 162(m) of the Code are applicable.

Other Considerations

The Code allows publicly held corporations to deduct compensation in excess of $1.0 million paid to the corporation’s chief executive officer and its four other most highly compensated executive officers if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied.  We intend for compensation arising from grants of awards under the Incentive Plan that are based on performance goals, and compensation arising from grants of stock options and stock appreciation rights granted at fair market value, to be deductible by us as qualified performance-based compensation not subject to the $1.0 million limitation on deductibility.

Plan Benefits

We cannot fully determine at this time the amount or dollar value of benefits to be provided under the Incentive Plan, other than to note that the Compensation Committee has not granted options contingent on adoption of the Incentive Plan.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval and adoption of the Amended and Restated 2006 Long-Term Incentive Plan.

Vote Required

The affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required to approve the Amended and Restated 2006 Long-Term Incentive Plan.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Proposal No. 3: Approval and Adoption of Amended and Restated 2006 Employee Stock Purchase Plan

Our Compensation Committee has approved, and the Board of Directors is proposing for stockholder approval, the Amended and Restated 2006 Employee Stock Purchase Plan attached hereto as Annex B (the “Stock Purchase Plan”).  The Board of Directors encourages stock ownership by the Company’s employees by providing employees with the ability to automatically purchase at the end of each month at a discounted price, through the exercise of options granted at the beginning of such month, a certain number of shares of our common stock by having the effective purchase price of such shares withheld from their base pay.  The substantive difference between the Stock Purchase Plan and the original 2006 Employee Stock Purchase Plan is the increase in the number of shares authorized from 250,000 to 2,000,000.  As of June 16, 2008, there were no shares issued and 250,000 shares available for issuance under the original 2006 Long-Term Incentive Plan.

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On June 25, 2008, the Compensation Committee approved the Stock Purchase Plan, subject to adoption by our stockholders, and authorized submission of the Stock Purchase Plan to stockholders for consideration at the 2008 Annual Meeting.  The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel.  The purpose of the Stock Purchase Plan is to encourage eligible employees to acquire or increase their proprietary interests in the Company through the purchase of shares of our common stock, thereby creating a greater community of interest between the Company’s stockholders and its employees.  Up to 2,000,000 shares of our common stock have been reserved (subject to adjustment) and may be issued pursuant to awards granted under the Stock Purchase Plan.

Description of the 2006 Employee Stock Purchase Plan

The following is a summary of the Stock Purchase Plan.  The following general summary is qualified in its entirety by the text of the Stock Purchase Plan attached to this Proxy Statement as Annex B.  You may request a copy of the Stock Purchase Plan without charge from the Corporate Secretary of GlobalOptions Group, Inc. at 75 Rockefeller Plaza, 27th Floor, New York, New York 10019, or (212) 445-6262.

Administration

The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors.  Pursuant to the terms of the Stock Purchase Plan, the Compensation Committee has the authority to make rules and regulations for the administration of the Stock Purchase Plan.  The Board of Directors, in its sole discretion, may adjust the powers and duties of the Compensation Committee.  The members of the Compensation Committee shall serve at the discretion of the Board of Directors.

Eligibility of Employees

All employees of the Company, its successors, and its participating subsidiaries, including, with certain limitations, officers or directors who are also employees, are eligible to participate in the Stock Purchase Plan on the first day of the payroll period commencing on or after the inception of the Stock Purchase Plan, provided he or she (i) is employed by the Company, its successors, or any participating subsidiary, (ii) is customarily employed by the Company, its successors, or any participating subsidiary for 20 or more hours per week and for more than five months in a calendar year, (iii) has completed at least six consecutive months of continuous employment with the Company, its successors, or any participating subsidiary and (iv) will not, immediately after the grant, own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary.  Additionally, no employee may be granted an option under the Stock Purchase Plan which permits the employee’s rights to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each fiscal year in which such option is outstanding at any time, all as determined in accordance with Section 423(b)(8) of the Code.

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Purchase of Common Stock

Once an eligible employee elects to participate in the Stock Purchase Plan, unless the employee subsequently withdraws from the Stock Purchase Plan, on the last day of each calendar month the employee automatically purchases at a discounted price, through the exercise of options granted at the beginning of such month, such number of shares of our common stock as may be purchased with the amount available in the account maintained for the employee under the Stock Purchase Plan (the “Account”).

An employee may elect to have a whole number percentage from 1% to up to 15% withheld from his or her base pay for purposes of purchasing shares under the Stock Purchase Plan and deposited in his or her Account, subject to certain limitations on the maximum number of shares that may be purchased.  The price at which shares will be purchased under the Stock Purchase Plan will be the lower of (i) 85% of the closing price of the common stock as reported on the Nasdaq Capital Market on the first day of the calendar month or (ii) 85% of the closing price of the common stock as reported on the Nasdaq Capital Market on the last day of the calendar month.

An employee may increase or decrease the amount withheld from his or her base pay for purposes of purchasing shares under the Stock Purchase Plan, or suspend, or resume such payroll deductions, by giving appropriate written notice to the Company’s designated Stock Purchase Plan administrator.  Such increase, decrease, suspension or resumption will be effective as of the first day of the payroll period as soon as administratively practicable after receipt of such written notice, but except for in the event of a complete discontinuation of contributions, not earlier than the first day of the payroll period of the following month.

Withdrawal of Payroll Deductions

At any time, but in no event later than 15 days (or such shorter period prescribed by the Company) prior to the last day of any given month, an employee may elect to abandon his or her election to purchase common stock under the Stock Purchase Plan for such month.  By appropriate written notice to the Company’s designated Stock Purchase Plan administrator, the employee may elect to withdraw all of the accumulated balance in his or her Account.  Partial withdrawals will not be permitted.  All such amounts shall be paid to the employee as soon as administratively practical after receipt of his or her notice of withdrawal.  The Compensation Committee, in its discretion, may determine that amounts otherwise withdrawable by an employee should be offset by an amount that the Compensation Committee, in its discretion, determines to be reasonable to help defray the administrative costs of effecting the withdrawal, including, without limitation, fees imposed by any brokerage firm that administers such employee’s Account.

Transferability

No amounts credited to an employee’s Account, whether cash or common stock, nor any rights with regard to the exercise of an option or to receive common stock under the Stock Purchase Plan, may be assigned, transferred, pledged, or otherwise disposed of in any way by such employee other than by will or the laws of descent and distribution.  Each option will be exercisable only during the employee’s lifetime and only by the employee to whom the option was granted.

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Amendment and Termination

The Board of Directors may at any time terminate or amend the Stock Purchase Plan without stockholder approval, provided that, without stockholder approval, no such amendment may (a) increase the maximum number of shares that may be issued under the Stock Purchase Plan, (b) amend the requirements as to the class of employees eligible to purchase stock under the Stock Purchase Plan, or (c) permit the members of the Compensation Committee to purchase stock under the Stock Purchase Plan.  No termination, modification, or amendment of the Stock Purchase Plan may adversely affect the rights of an employee with respect to an option previously granted to him or her under such option without his or her written consent.

Unless the Stock Purchase Plan was previously terminated by the Board of Directors, no additional stock will be available for purchase under the Stock Purchase Plan at the earlier of (i) October 17, 2016, or (ii) the point in time when no shares of stock appropriately reserved for issuance are available.

United States Income Tax Consequences

The following is a brief summary of certain of the U.S. income tax consequences of certain transactions under the Stock Purchase Plan.  This summary applies to the Stock Purchase Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees.  The summary contains general statements based on current federal income tax statutes, regulations and current available interpretations thereof and thus cannot encompass all factors which may affect the tax consequences to an individual participant.  Each participant is advised to address specific inquiries to his personal tax advisor or the Company’s local Stock Purchase Plan representative with respect to any tax questions that may arise in connection with the purchase of shares under the Stock Purchase Plan, including any state or foreign tax consequences and the effect, if any, of gift, estate, and inheritance taxes.  The Stock Purchase Plan is not qualified under Section 401 of the Code.  The Stock Purchase Plan is intended to be a qualified employee stock purchase plan under Section 423 of the Code.  The discussion below applies only to participants who are U.S. employees subject to U.S. income tax laws.  Section references are to the Code unless otherwise noted.

Recognition of Taxable Income.

A participant’s payroll deductions to purchase common stock under the Stock Purchase Plan are made on an after-tax basis.  Upon receipt of an option to purchase common stock under the Stock Purchase Plan, the participant does not report any income, even though the option price is less than the market price of the common stock at the time; nor will the participant recognize income on the exercise of the option and acquisition of the common stock at a subsequent date.  Only on the sale or other disposition of the common stock will the participant recognize taxable income.

Sale or Disposition of Common Stock Two Years After Option Grant.

Under Sections 421(a) and 423(a), as long as the disposition occurs two years or more after the date the option is granted to the participant, and the participant has held the common stock at least 12 months after exercising the option (the “Full Holding Period”), a portion of any profit may be capital gain (see discussion of Section 423(c) below).  Under Section 421(c)(1)(A), upon the death of the participant, the option may be exercised by the estate of the participant or the person to whom it passes under the laws of descent and distribution to the same extent that it was exercisable by the participant.

Sale or Disposition of Common Stock Within Two Years After Option Grant.

Under Section 421(b), a disposition of common stock acquired under the Stock Purchase Plan during the two years following the option grant or the one year following exercise of the option removes the tax-favored status of the purchase.  As a result of such a “disqualifying disposition,” the participant recognizes ordinary compensation income in the year of the disposition equal to the difference between the market price of the common stock on the date the option was exercised and the option price.

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Option Price Discount -- Ordinary Compensation Income.

Under Section 423(c), because options will be granted under the Stock Purchase Plan at an option price discounted from the market price, once the participant has held the stock for the Full Holding Period such participant must include in his or her taxable income as ordinary compensation income, at time of the sale or other taxable disposition of the common stock acquired under the Stock Purchase Plan or upon the participant’s death while still holding the common stock, the lesser of:

1.           the amount, if any, by which the market price of the common stock when the option was granted exceeds the option price; or

2.           the amount, if any, by which the common stock’s market price at the time of such disposition or death exceeds the option price.

The tax basis of the common stock will be increased by the amount of the ordinary compensation income recognized in this respect.  This applies regardless of whether the participant has held the stock for the Full Holding Period.

Employer’s Tax Deduction.

The Company may not deduct the difference between the market price of the common stock and the option price unless there is a disqualifying disposition.  If the participant disposes of common stock acquired under the Stock Purchase Plan in a disqualifying disposition, (i.e., a failure to meet the Full Holding Period requirement), the Company is entitled to a deduction in the year of the disposition equal to the ordinary compensation income recognized by the participant.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval and adoption of the Amended and Restated 2006 Employee Stock Purchase Plan.

Vote Required

The affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required to approve the Amended and Restated 2006 Employee Stock Purchase Plan.  Thus, abstentions will not affect the outcome of the vote on the proposal.

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Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Marcum & Kliegman LLP as the Company’s independent registered public accounting firm (the “Independent Auditor”) for the fiscal year ending December 31, 2008.  Although the selection of Independent Auditor does not require ratification, the Board of Directors has directed that the appointment of Marcum & Kliegman LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company.  If stockholders do not ratify the appointment of Marcum & Kliegman LLP as the Company’s Independent Auditor, the Audit Committee of the Board of Directors will consider the appointment of other certified public accountants.  A representative of Marcum & Kliegman LLP will be present at the 2008 Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires.

Audit Fees

The aggregate fees billed for professional services rendered was $653,000 and $564,000 for the audits of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2007 and 2006, respectively, which services included the cost of the reviews of the condensed consolidated financial statements for the years ended December 31, 2007 and 2006, and other periodic reports for each respective year.

Audit-Related Fees

The aggregate fees billed for professional services categorized as Audit-Related Fees rendered was $391,000 and $123,000 for the years ended December 31, 2007 and 2006, respectively, relating principally to registration statements and mergers and acquisitions.

Tax Fees

For the years ended December 31, 2007 and 2006, the principal accountant billed $130,000 and $121,000, respectively, for tax compliance.

All Other Fees

Other than the services described above, the aggregate fees billed for services rendered by the principal accountant which were $0 and $0, respectively, for the fiscal years ended December 31, 2007 and 2006.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its Independent Auditor, subject to the de-minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which should be nonetheless be approved by the Board of Directors prior to the completion of the audit.  Each year the Independent Auditor’s retention to audit our consolidated financial statements, including the associated fee, is approved by the Audit Committee.  At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the Independent Auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the Independent Auditor’s independence from management.  At each such subsequent meeting, the Independent Auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Marcum & Kliegman LLP, has been approved in advance by the Board of Directors, and none of those engagements made use of the de-minimus exception to the pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended.

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Vote Required

The affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required to ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the number of shares of our common stock beneficially owned on June 16, 2008 by:

•	each person who is known by us to beneficially own 5% or more of our common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is GlobalOptions Group, Inc., 75 Rockefeller Plaza, 27th Floor, New York, New York 10019.  Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our common stock exercisable within 60 days of June 16, 2008 that have been granted under the 2005 Stock Option Plan, the 2006 Stock Option Plan and the 2006 Long-Term Incentive Plan.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)
	Shares	%
5% or Greater Stockholders:

James L. Witt Revocable Trust U/A/D 12/28/05(2)	802,318	8.0
Julius Baer Investment Management LLC(3)	695,150	6.9

Directors and Named Executive Officers:

Harvey W. Schiller, Ph.D.(4)	465,859	4.6
Jeffrey O. Nyweide(5)	173,187	1.7
James Lee Witt(6)	858,351	8.6
Per-Olof Lööf(7)	58,625	*
Ronald M. Starr(8)	28,663	*
John P. Bujouves(9)	286,094	2.8
John P. Oswald(10)	102,742	1.0

All executive officers and directors as a group (10 persons)(11)	2,364,270	22.6

*	Less than 1% of outstanding shares.

_______________________________________

(1)
Based upon 10,023,454 shares of our common stock outstanding on June 16, 2008 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of June 16, 2008.  The table does not include shares of common stock issuable upon the conversion of our Series D Preferred Stock, as the Series D Preferred Stock is non-voting and is subject to a 4.99% beneficial ownership limitation that restricts its conversion into common stock.

(2)	Consists of shares of our common stock. Shares of our common stock held by the James L. Witt Revocable Trust U/A/D 12/28/05 may be deemed to be controlled by its trustee, Mr. James Lee Witt.

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(3)	Consists of shares of common stock. The business address of Julius Baer Investment Management LLC is 330 Madison Avenue, Suite 12A, New York, NY 10017.

(4)	Consists of 261,984 shares of our common stock and 203,875 shares of our common stock issuable upon exercise of stock options.

(5)	Consists of 88,015 shares of our common stock and 85,172 shares of our common stock issuable upon exercise of stock options.

(6)
Consists of 56,033 shares of our common stock held by Mr. Witt individually, and 802,318 shares of our common stock held by the James L. Witt Revocable Trust U/A/D 12/28/05, of which Mr. Witt is the trustee. Mr. Witt may be deemed to be the beneficial owner of the shares of our common stock held by the James L. Witt Revocable Trust U/A/D 12/28/05.

(7)
Consists of 36,875 shares of our common stock issuable upon exercise of stock options held by Mr. Lööf individually, and 21,750 shares of our common stock held by Lööf Holdings, LLC, a limited liability company controlled by Mr. Lööf. Mr. Lööf may be deemed to be the beneficial owner of the shares of our common stock held by Lööf Holdings, LLC.

(8)
Consists of 23,108 shares of our common stock issuable upon exercise of stock options held by Mr. Starr individually, and 5,555 shares held by Mr. Starr’s spouse. Mr. Starr may be deemed to be the beneficial owner of the shares of our common stock held by his spouse.

(9)
Consists of 36,875 shares of our common stock issuable upon exercise of stock options held by Mr. Bujouves individually, 2,344 shares of our common stock held by Bayshore Merchant Services, Inc., 146,875 shares of our common stock held by Integris Funds Ltd., and 100,000 shares of our common stock held by Lauriston Nominees Inc. Mr. Bujouves is the President and a director of Bayshore Asset Management, Inc., which is an affiliate of Bayshore Merchant Services, Inc., the Chief Executive Officer of Integris Funds Ltd., and Lauriston Nominees Inc. is the nominee of Bayshore Bank and Trust Corp., of which Mr. Bujouves is Chairman. Mr. Bujouves may be deemed to be the beneficial owner of the shares of our common stock held by Bayshore Merchant Services, Inc., Integris Funds Ltd., and Lauriston Nominees Inc. Mr. Bujouves disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(10)
Consists of 7,032 shares of our common stock and 6,250 shares of our common stock issuable upon exercise of stock options held by Mr. Oswald individually, and 48,959 shares of our common stock held by Capital Trust Investments Limited, of which Mr. Oswald is a director, and 40,501 shares of our common stock held by Verus International Group, Ltd., of which Mr. Oswald is Chief Executive Officer. Mr. Oswald may be deemed to be the beneficial owner of the shares of our common stock held by Capital Trust Investments Limited and Verus International Group, Ltd. Mr. Oswald disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.

(11)
Consists of 1,911,453 shares of our common stock and 452,817 shares of our common stock issuable upon exercise of stock options.  Included in the above calculations are 330,087 shares of our common stock and 60,662 shares of our common stock issuable upon exercise of stock options beneficially owned by three executive officers who are not named executive officers and are therefore not specifically identified in the above table.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table contains information about our common stock that may be issued upon the exercise of options under all of our equity compensation plans as of June 16, 2008.  See “Executive Compensation—Benefit Plans” for a description of our stock option and incentive plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)

Equity compensation plans approved by security holders(1)	1,757,193	9.86	548,803

Equity compensation plans not approved by security holders	--	--	--

Total	1,757,193	9.86	548,803

(1)
Our 2005 Stock Option Plan and 2006 Stock Option Plan were adopted by our stockholders on August 8, 2005 and, June 12, 2006, respectively.  Our 2006 Long-Term Incentive Plan and 2006 Employee Stock Purchase Plan were adopted by our stockholders on December 5, 2006.  On October 17, 2006, our Board of Directors approved, and stockholders later ratified, that the remaining shares reserved, but unissued, with respect to any awards under the 2005 Stock Option Plan and 2006 Stock Option Plan were unreserved and that no new awards were to be issued under these plans.

(2)
Pursuant to an exchange offer approved by our Board of Directors on April 18, 2008, certain outstanding options to purchase our common stock granted prior to December 31, 2007 may be exchanged for restricted stock units, each restricted stock unit representing one share of our common stock to be issued in the future, at a ratio of three to one.  If all eligible participants tender all of their eligible options, due to the cancellation of the eligible options granted under the 2006 Long-Term Incentive Plan and issuance of restricted stock units under the 2006 Long-Term Incentive Plan, there will be a net increase of 25,640 shares available for issuance under the 2006 Long-Term Incentive Plan.  Additionally, if all eligible participants tender all of their eligible options, due to the cancellation of the eligible options granted under the 2005 Stock Option Plan and 2006 Stock Option Plan, no shares will remain issued under such plans and the Compensation Committee will propose to terminate such plans.

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Corporate Governance

The Board of Directors

During the fiscal year ended December 31, 2007, the board held four in-person meetings and seven telephonic meetings, and had one action by unanimous written consent.  Each director attended at least 75% of all in-person and telephonic board meetings (during the period when he served as a director) and applicable committee meetings (during the period when he served on such committees).  We have no written policy regarding board member attendance at annual meetings.  All of our then-current board members attended last year’s annual meeting.

Our Board of Directors has three standing committees to assist it with its responsibilities.  These committees are described below.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee, each of which has a charter.  Each of those charters and the Company’s Code of Business Conduct and Ethics are accessible on the Company website, www.globaloptionsgroup.com.  Each of the Board of Directors, the Audit Committee, the Compensation Committee and the Nominating Committee may seek legal or other expert advice from outside sources.

During the fiscal year ended December 31, 2007, while there were no formal meetings of the Audit Committee, the Audit Committee met in person on four occasions within general board meetings and Audit Committee members met with the Company’s independent auditors on four other occasions.  During the fiscal year ended December 31, 2007, there was also one in-person meeting and two actions by unanimous written consent of the Compensation Committee, and one in-person meeting of the Nominating Committee.

The Audit Committee

The Audit Committee, which is comprised solely of directors who satisfy the Nasdaq audit committee membership requirements, is governed by a board-approved charter that contains, among other things, the committee’s membership requirements and responsibilities. The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management and the Independent Auditor on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied.  As part of its duties, the Audit Committee appoints, evaluates and retains our Independent Auditor.  It maintains direct responsibility for the compensation, termination and oversight of our Independent Auditor and evaluates the Independent Auditor’s qualifications, performance and independence.  The committee also monitors compliance with our policies on ethical business practices and reports on these items to the board.  The Audit Committee has established policies and procedures for the pre-approval of all services provided by the Independent Auditor.  Our Audit Committee is comprised of Messrs. Starr, Bujouves and Lööf, and Mr. Starr is the chairman of the committee.

The Board of Directors has determined that Mr. Ronald M. Starr, who currently is a member of the Board of Directors and chairman of the Audit Committee, is the Audit Committee financial expert, as defined under the Securities Exchange Act of 1934, as amended, and is independent as defined by the rules of Nasdaq.  The Board of Directors made a qualitative assessment of Mr. Starr’s level of knowledge and experience based on a number of factors, including his formal education and experience as an Attorney for more than 15 years and employment as a Managing Director at Starr & Company, LLC, an accounting and business management firm for high net worth individuals, since 1996.

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The Compensation Committee

The Compensation Committee, which is comprised solely of independent directors, determines all compensation for our chief executive officer; reviews and approves corporate goals relevant to the compensation of our chief executive officer and evaluates our chief executive officer’s performance in light of those goals and objectives; reviews and approves objectives relevant to other executive officer compensation; reviews and approves the compensation of other executive officers in accordance with those objectives; administers our stock option plans; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board of Directors or stockholder action is contemplated with respect to the adoption of or amendments to such plans.  The committee makes recommendations on organization, succession, the election of officers, consultantships and similar matters where Board approval is required.  Our Compensation Committee is comprised of Messrs. Oswald, Starr and Lööf. Mr. Oswald is the chairman of the committee.

The Nominating Committee

The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board of Directors and takes a leadership role in shaping our corporate governance.  As part of its duties, the committee assesses the size, structure and composition of the Board of Directors and Board of Director committees, coordinates evaluation of board performance and reviews board compensation.  The committee also acts as a screening and nominating committee for candidates considered for election to the Board of Directors.  In this capacity it concerns itself with the composition of the Board of Directors with respect to depth of experience, balance of professional interests, required expertise and other factors.  Our nominating committee is comprised of Messrs. Lööf, Bujouves and Oswald.  Mr. Oswald is the chairman of the committee.

The committee evaluates prospective nominees identified on its own initiative or referred to it by other Board of Director members, management, stockholders or external sources and all self-nominated candidates.  The committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board of Director members, management and search companies.  For more information on director candidate nominees by stockholders, see “Stockholder Proposals” below.

In fulfilling its responsibilities, the committee considers the following factors: (i) the appropriate size of the board of directors and its committees; (ii) our needs with respect to the particular talents and experience of our directors; (iii) the knowledge, skills and experience of nominees, including experience in the risk management and investigations industry, the nonprofit sector, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board of directors; (iv) experience with accounting rules and practices; (v) applicable regulatory and securities exchange/association requirements; (vi) appreciation of the relationship of our business to the changing needs of society; and (vii) a balance between the benefit of continuity and the desire for a fresh perspective provided by new members.  The Nominating Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.  In doing so, the committee also considers candidates with appropriate non-business backgrounds.

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Other than the foregoing factors, there are no stated minimum criteria for director nominees.  However, the Nominating Committee may also consider such other factors as it may deem to be in the best interests of GlobalOptions Group and its stockholders.  However, the committee recognizes that, under applicable regulatory requirements, at least one member of the board must meet the criteria for an “audit committee financial expert” as defined by SEC rules and that at least a majority of the members of the board must meet the definition of “independent director” under SEC regulations.  The committee believes that it is preferable that more than one member of the board should meet the criteria for an “audit committee financial expert” as defined by SEC rules and that it appropriate for certain key members of our management to participate as members of the board.

The Nominating Committee identifies nominees by first evaluating the current members of the board willing to continue in service.  Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the board with that of obtaining a new perspective.  If any member of the board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the committee identifies the desired skills and experience of a new nominee in light of the criteria above.  Current members of the Nominating Committee and board of directors will be polled for suggestions as to individuals meeting the criteria of the committee.  Research may also be performed to identify qualified individuals.  If the committee believes that the board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates.  Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.  The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the committee.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applying to all of our directors, officers and employees. The code is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the SEC and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the code to appropriate persons identified in the code, and (v) accountability for adherence to the code. A copy of the code is available in the Investor Relations; Corporate Governance portion of our website, http://www.globaloptionsgroup.com.  Additional copies of the code may be obtained without charge, from us by writing or calling: 75 Rockefeller Plaza, 27th Floor, New York, New York 10019, Attn: Corporate Secretary, or (212) 445-6261.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

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Board of Directors (or name of individual director)
c/o Corporate Secretary
GlobalOptions Group, Inc.
75 Rockefeller Plaza
27th Floor
New York, New York 10019

We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements.  The corporate secretary and chief financial officer will determine when a communication is not to be forwarded.  Our acceptance and forwarding of communications to the directors does not imply that the directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by GlobalOptions Group regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters.  Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee
c/o Corporate Secretary
GlobalOptions Group, Inc.
75 Rockefeller Plaza
27th Floor
New York, New York 10019

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Audit Committee Report

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2007 with both management and Marcum & Kliegman LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 were prepared in accordance with United States generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company’s independent registered public accounting firm also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has considered and discussed with Marcum & Kliegman LLP the firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and the Board has approved this recommendation.

Audit Committee

Ronald M. Starr (Chairman)
John P. Bujouves
Per-Olof Lööf

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Executive Compensation

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards		Option Awards ($)		All Other Compensation ($)		Total ($)

Harvey W. Schiller, Ph.D. Chairman and Chief Executive Officer	2007 2006	375,000 300,000	100,000 750,000	(1)	13 100,000	(2) (4)	– 1,558,800	(5)	15,622 12,244	(3) (6)	490,622 2,721,041
Jeffrey O. Nyweide Chief Financial Officer and Executive Vice President	2007 2006	325,000 300,000	75,000 450,000	(1)	– 75,000	(4)	– 779,400	(8)	70,661 –	(7)	470,661 1,529,400
James Lee Witt Chief Executive Officer of Preparedness Services unit	2007 2006	500,000 305,000	100,000 125,000		13 –	(2)	572,400 –	(9)	16,597 10,901	(10) (11)	1,188,997 440,901

(1)
Amount represents bonus earned in accordance with annual performance criteria established by the compensation committee.  The bonus amount was approved by the compensation committee on December 12, 2007, and was paid on January 11, 2008.

(2)	On January 1, 2007, certain of our employees were awarded 13 shares of our common stock under our 2006 Long-Term Incentive Plan.

(3)	Amount includes payments of $11,422 toward health, life and disability insurance benefits.

(4)
Dr. Schiller and Mr. Nyweide were granted 100,000 shares and 75,000 shares of restricted stock, respectively, which is subject to vesting starting in 2007 in accordance with annual performance criteria established by the Compensation Committee.  None of this restricted stock was vested in either 2006 or 2007.  On December 12, 2007, our Compensation Committee determined that 6,250 shares and 4,687 shares of restricted stock held by Dr. Schiller and Mr. Nyweide, respectively, effective on January 1, 2008, were no longer subject to forfeiture.  Dr. Schiller and Mr. Nyweide elected to have the Company withhold 2,278 and 1,585 shares, respectively, in satisfaction of their tax obligations in connection with the vesting of their restricted stock.  Such withheld shares are reflected as treasury shares in the Company’s books and records.  As a result of the withholding of shares, Dr. Schiller and Mr. Nyweide received 3,972 and 3,102 shares, respectively.

(5)
On June 12, 2006, Dr. Schiller received a stock option to purchase 125,000 shares of our common stock at an exercise price of $17.60 per share.  The option vests ratably upon the first, second and third anniversaries of the date of grant.

(6)	Amount includes payments of $10,404 towards health insurance.

(7)	Amount includes payments of a $45,000 housing allowance for the rental of an apartment in New York City, as well as $16,661 towards health, life and disability insurance benefits.

(8)
On June 12, 2006, Mr. Nyweide received a stock option to purchase 62,500 shares of our common stock at an exercise price of $17.60 per share.  The option vests ratably upon the first, second and third anniversaries of the date of grant.

(9)
On September 28, 2007, Mr. Witt was awarded options to purchase 112,500 shares of our common stock at an exercise price of $7.24 per share.  The option vests ratably upon the first, second and third anniversaries of the date of grant.

(10)	Amount includes payments of $14,077 towards health, life and disability insurance benefits.

(11)	Amount includes payments of $6,983 towards health, life and disability insurance benefits.

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Employment Agreements and Potential Payments Upon Termination or Change In Control

Harvey W. Schiller, Ph.D.

We entered into a three-year employment agreement with Dr. Schiller, our Chairman and Chief Executive Officer, in January 2004.  On December 19, 2006, the agreement was amended to extend the term through January 31, 2010.  The agreement is subject to automatic one-year extensions, unless either party provides notice to the other party of its intention not to renew the agreement.  The amendment provides for an annual base salary of $375,000, $400,000 and $425,000 starting January 1, 2007, 2008 and 2009, respectively, as well as an annual performance bonus payable 50% in cash and 50% in restricted stock which will vest upon the achievement of goals agreed upon mutually between Dr. Schiller and the Compensation Committee.  In connection with the extension of the term of his employment agreement, Dr. Schiller was awarded a one-time grant of 100,000 shares of restricted common stock, subject to vesting in accordance with performance criteria established by the Compensation Committee.

In the event of death or disability, Dr. Schiller (or his estate) will be entitled to salary and pro rata bonus until termination, and 90 days from termination to exercise vested options; unvested options will be forfeited.  If terminated for cause, Dr. Schiller will forfeit all unexercised options.  In the event Dr. Schiller terminates his employment agreement for good reason or the employment agreement is terminated without cause, 50% of his unvested stock options will vest and all vested options will remain exercisable for a period of 90 days from termination.  The employment agreement contains non-compete and non-solicitation provisions for 12 months following termination, as well as confidentiality provisions.  Upon a change in control, all such options and restricted stock will immediately vest, all performance conditions will deemed to have been met and the exercise term of any stock options will equal the term of such options as originally granted.

Jeffrey O. Nyweide

We were a party to a consulting agreement with Mr. Nyweide providing for his service as our Chief Financial Officer and Executive Vice President-Corporate Development for a monthly fee of $25,000, subject to adjustment based upon the services performed by Mr. Nyweide.  On December 19, 2006, the Compensation Committee amended the terms of this consulting agreement, extending its term through January 2010.  The amendment provided for an increase in the monthly fee to $27,083, $29,167 and $31,250 for the years 2007, 2008 and 2009, respectively.  In connection with the extension, Mr. Nyweide was awarded a one-time grant of 75,000 shares of restricted common stock, subject to vesting in accordance with performance criteria established by the Compensation Committee.

Effective as of August 1, 2007, Mr. Nyweide and we terminated his consulting agreement and entered into an employment agreement providing for Mr. Nyweide’s service as our Chief Financial Officer, Executive Vice President—Corporate Development, Treasurer and Secretary, reporting to the Chairman of the Board.  The employment agreement is for an initial term commencing on August 1, 2007 and terminating on January 31, 2010, subject to one-year extensions. Under the employment agreement, Mr. Nyweide’s salary for the remainder of 2007 will be $27,083.33 per month and his annual base salary for 2008 will be $350,000 and for 2009 will be $375,000.  In addition, Mr. Nyweide will receive $9,000 per month to help defray his cost of living in New York City.  Mr. Nyweide will also be entitled to annual bonuses payable 50% in cash and 50% in restricted stock subject to vesting according to mutually agreed goals, established by the Compensation Committee.  The employment agreement provides that all options to purchase common stock and the 75,000 shares of restricted stock, subject to vesting as described above, granted to Mr. Nyweide pursuant to his consulting agreement, will remain in full force and effect. Upon a change in control, all such options and restricted stock will immediately vest, all performance conditions will deemed to have been met and the exercise term of any stock options will equal the term of such options as originally granted. In addition, we have agreed to provide Mr. Nyweide with all employee benefit plans and programs that we offer for our senior management, including 401(k) plans and group life, disability, health, medical and dental insurance plans.

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In the event that we terminate Mr. Nyweide’s employment with cause or Mr. Nyweide resigns without good reason, our obligations are limited generally to paying Mr. Nyweide his base salary through the termination date. In the event that we terminate Mr. Nyweide’s employment without cause or Mr. Nyweide resigns with good reason, we are generally obligated to continue to pay 50% of Mr. Nyweide’s compensation for the remainder of the term of the employment agreement and his rights to his options and shares of restricted stock will be determined in accordance with the plans pursuant to which such options or shares were granted.  The employment agreement also contains non-compete and non-solicitation provisions for 12 months following termination, as well as confidentiality provisions.

James Lee Witt

Concurrently with our acquisition of JLWA in March 2006, we entered into a four-year employment agreement with Mr. Witt, the former President and Chief Executive Officer of JLWA.  On May 11, 2007, the agreement was amended and restated. Pursuant to the amended and restated agreement, Mr. Witt became the Chief Executive Officer of our Preparedness Services unit and agreed to perform such other duties and responsibilities as the Board of Directors may assign. Mr. Witt agreed to devote his full time to us at a salary of $300,000 per year and a discretionary annual bonus.  In addition, Mr. Witt receives annual compensation of $200,000 as consideration for his resignation from the International Code Council.  We may terminate Mr. Witt’s employment agreement for cause, upon the death or disability of Mr. Witt or upon 30 days’ notice by either party. In the event we terminate the employment agreement without cause, we are required to pay Mr. Witt his base salary and certain benefits for 12 months following termination.  If Mr. Witt terminates the agreement without good reason, he will be obligated to reimburse us in an amount equal to (i) 25% of the number of shares issued to the JLWA Sellers in the 12 months preceding the termination and (ii) 25% of the base salary paid to Mr. Witt in the 12 months preceding the termination.  The employment agreement also contains non-compete and non-solicitation provisions for 12 months following termination, as well as confidentiality provisions.

Benefit Plans

All share numbers set out below have been adjusted to reflect the Company’s 1-for-8 reverse stock split effected on March 6, 2007.

2006 Long-Term Incentive Plan

The purpose of our 2006 Long-Term Incentive Plan, which was adopted by stockholders on December 5, 2006, is to promote our long-term financial interest, including growth in the value of our equity and enhancement of long-term stockholder return, by: (i) attracting and retaining persons eligible to participate in the plan; (ii) motivating plan participants, by means of appropriate incentives, to achieve long-range goals; (iii) providing incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further aligning plan participants’ interests with those of other stockholders through compensation that is based on our common stock.  Awards under this plan include stock options, stock appreciation rights, stock awards, performance awards and other stock-based awards. We have reserved 1,500,000 shares of our common stock for issuance under the 2006 Long-Term Incentive Plan and, as of June 16, 2008, options to purchase a total of 1,022,726 shares of our common stock, 175,000 shares of restricted common stock and 3,471 shares of unrestricted common stock were outstanding under this plan.  The maximum number of shares the Compensation Committee may grant to an individual under the 2006 Long-Term Incentive Plan during any calendar year is 312,500.

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Our Compensation Committee has approved, and the Board of Directors is proposing for stockholder approval at the 2008 Annual Meeting, the adoption of the Amended and Restated 2006 Long-Term Incentive Plan, which, in part, increases the total number of shares of common stock available for issuance thereunder from 1,500,000 to 3,000,000 and increases the number of shares the Compensation Committee may grant thereunder to an individual during any calendar year from 312,500 to 625,000.  See “Proposal No. 2: Approval and Adoption of Amended and Restated 2006 Long-Term Incentive Plan” above.

The 2006 Long-Term Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the power to determine the terms of any awards granted under the 2006 Long-Term Incentive Plan, including the exercise price, the number of shares subject to the stock award and conditions of exercise, terms of restriction and vesting, as applicable.

Stock options granted under this plan may be either incentive stock options, as defined in Section 422A of the Code, or non-qualified stock options. The exercise price of all incentive stock options granted under the 2006 Long-Term Incentive Plan must be at least equal to the fair market value of the shares of our common stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our stock, the exercise price of any incentive stock option granted must be equal to at least 110% of the fair market value on the grant date. Stock options granted under the 2006 Long-Term Incentive Plan are generally not transferable and are exercisable during the lifetime of the optionee only by the optionee.

The 2006 Long-Term Incentive Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless stockholder approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments that might increase the cost of the 2006 Long-Term Incentive Plan or broaden eligibility, except that no amendment or alteration to the 2006 Long-Term Incentive Plan may be made without the approval of stockholders that would:

•	materially increase the number of options that may be granted under the 2006 Long-Term Incentive Plan; or
•	materially increase the benefits accruing to the 2006 Long-Term Incentive Plan participants; or
•	materially modify the 2006 Long-Term Incentive Plan participation eligibility requirements; or
•	materially decrease the exercise price of any options; or
•	extend the term of any option.

Unless otherwise provided, the 2006 Long-Term Incentive Plan will remain in effect for a period of 10 years from the date adopted unless terminated earlier by the Board of Directors, and all stock options then outstanding under the 2006 Long-Term Incentive Plan will remain in effect until they have expired or been exercised.

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2006 Employee Stock Purchase Plan

The purpose of the 2006 Employee Stock Purchase Plan, which was adopted by stockholders on December 5, 2006, is to provide an incentive for our employees. The plan permits our employees to acquire or increase their proprietary interests in our company through the purchase of shares of our common stock, thereby creating a greater community of interest between our stockholders and employees. The plan is intended to qualify as an “Employee Stock Purchase Plan” under Sections 421 and 423 of the Code. We have reserved 250,000 shares of our common stock for issuance under the 2006 Employee Stock Purchase Plan.

Our Compensation Committee has approved, and the Board of Directors is proposing for stockholder approval at the 2008 Annual Meeting, the adoption of the Amended and Restated 2006 Employee Stock Purchase Plan, which, in part, increases the total number of shares of common stock available for issuance thereunder from 250,000 to 2,000,000.  See “Proposal No. 3: Approval and Adoption of Amended and Restated 2006 Employee Stock Purchase Plan” above.

The 2006 Employee Stock Purchase Plan is administered by the Compensation Committee. The Compensation Committee has the authority to make rules and regulations for the administration of the 2006 Employee Stock Purchase Plan. All employees are eligible to participate in the 2006 Employee Stock Purchase Plan.

2006 Stock Option Plan

Our 2006 Stock Option Plan was adopted as of June 12, 2006.  We had reserved a total of 1,062,500 shares of our common stock for issuance under the 2006 Stock Option Plan, and as of June 16, 2008, have options to purchase 252,584 shares of our common stock outstanding under this plan.

On October 17, 2006, our Board of Directors approved, and stockholders later ratified, that the remaining shares reserved, but unissued, with respect to any awards under the 2006 Stock Option Plan were unreserved and that no new awards were to be issued under the 2006 Stock Option Plan.

The 2006 Stock Option Plan is administered by the Compensation Committee. Stock options granted under the 2006 Stock Option Plan are generally not transferable and are exercisable during the lifetime of the optionee only by the optionee.

The 2006 Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless stockholder approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments that might increase the cost of the 2006 Stock Option Plan, except that no amendment or alteration to the 2006 Stock Option Plan may be made without the approval of stockholders that would:

•	materially increase the benefits accruing to plan participants; or
•	materially decrease the exercise price of any options; or
•	extend the term of any option.

Unless otherwise provided, the 2006 Stock Option Plan will remain in effect for a period of 10 years from the date adopted unless terminated earlier by the Board of Directors, and all stock options then outstanding under the 2006 Stock Option Plan will remain in effect until they have expired or been exercised.

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Assuming full participation in the Company’s Offer to Exchange, following the consummation Offer to Exchange, no shares will remain issued under the 2006 Stock Option Plan and the Compensation Committee will propose to terminate the 2006 Stock Option Plan.

2005 Stock Option Plan

Our 2005 Stock Option Plan was adopted as of August 5, 2005.  We had reserved a total of 812,500 shares of our common stock for issuance under the 2005 Stock Option Plan, and as of June 16, 2008, have options to purchase 481,883 shares of our common stock outstanding under this plan.

On October 17, 2006, our Board of Directors approved, and stockholders later ratified, that the remaining shares reserved, but unissued, with respect to any awards under the 2005 Stock Option Plan were unreserved and that no new awards were to be issued under the 2005 Stock Option Plan.

The 2005 Stock Option Plan is administered by the Compensation Committee. Stock options granted under the 2005 Stock Option Plan were either incentive stock options, as defined in Section 422A of the Code, or non-qualified stock options. Stock options granted under the 2005 Stock Option Plan are generally not transferable and are exercisable during the lifetime of the optionee only by the optionee.

The 2005 Stock Option Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless stockholder approval is required by law or regulation or under the rules of the stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments that might increase the cost of the 2005 Stock Option Plan, except that no amendment or alteration to the 2005 Stock Option Plan may be made without the approval of stockholders that would:

•	materially increase the benefits accruing to plan participants; or
•	materially decrease the exercise price of any options; or
•	extend the term of any option.

Unless otherwise provided, the 2005 Stock Option Plan will remain in effect for a period of nine years from the date adopted unless terminated earlier by the Board of Directors, and all stock options then outstanding under the 2005 Stock Option Plan will remain in effect until they have expired or been exercised.

Assuming full participation in the Company’s Offer to Exchange, following the consummation Offer to Exchange, no shares will remain issued under the 2005 Stock Option Plan and the Compensation Committee will propose to terminate the 2005 Stock Option Plan.

2007 Executive Compensation Plan

On December 5, 2006, the Compensation Committee approved the establishment of our 2007 Executive Compensation Plan, which links base salary, benefits and short-term and long-term incentives within the total compensation framework. The committee also extended the agreements with Dr. Schiller and Mr. Nyweide until January 31, 2010. The 2007 Executive Compensation Plan provides for cash awards and vesting of restricted stock, based on the achievement of performance targets set by the Compensation Committee.

Bonus awards granted under the 2007 Executive Compensation Plan have two components: an annual (single-year) incentive plan component, which is 20% of the bonus target, and a multi-year incentive plan component, which is 80% of the bonus target. Single-year performance targets are established in a manner consistent with the Code and are monitored throughout the year. The annual incentive plan provides upside potential when organizational goals are exceeded and less when goals are missed. Multi-year performance metrics include components that related to increasing stockholder value.

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2008 Executive Compensation Plan

On December 12, 2007, the Compensation Committee approved the establishment of our 2008 Executive Compensation Plan, which links base salary, benefits and short-term and long-term incentives within the total compensation framework. The 2008 Executive Compensation Plan provides for cash awards and vesting of restricted stock, based on the achievement of performance targets set by the Compensation Committee.

Bonus awards granted under the 2008 Executive Compensation Plan have two components: an annual (single-year) incentive plan component, which is 20% of the bonus target, and a multi-year incentive plan component, which is 80% of the bonus target. Single-year performance targets are established in a manner consistent with the Code and are monitored throughout the year. The annual incentive plan provides upside potential when organizational goals are exceeded and less when goals are missed. Multi-year performance metrics include components that related to increasing stockholder value.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of the end of the fiscal year ended December 31, 2007:

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (1) (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares that have not vested (1) (#)	Equity Incentive Plan Awards: Market value at December 31, 2007 of Unearned shares that have not vested ($)

Harvey Schiller(2)	110 110 111 111 111 24,510 83,333 41,667	- - - - - 12,255 41,667 83,333	$ 4.80 $ 4.80 $ 4.80 $ 4.80 $ 4.80 $ 5.44 $20.00 $17.60	4/22/08 7/22/08 10/24/08 12/16/08 1/16/09 03/23/10 11/18/10 6/12/11	100,000(3)	$421,875
Jeffrey O. Nyweide	1,226 41,667 20,833	613 20,833 41,667	$ 5.44 $20.00 $17.60	3/23/10 11/18/10 6/12/11	75,000(3)	$316,400
James Lee Witt	-	112,500	$ 7.24	9/26/12	-	-

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(1)	Pursuant to the terms of their respective employment and consulting agreements, all of Dr. Schiller’s and Mr. Nyweide’s stock options and restricted stock will vest immediately upon change in control of the company, and all performance conditions for any performance stock options or restricted stock will be deemed to be met.

(2)
On February 1, 2007 Dr. Schiller exercised options to purchase 110,294 shares of our common stock, on a cashless basis, and after deductions for tax withholding and exercise price, was issued 39,706 shares of common stock.

(3)
Amounts represent shares of restricted stock valued at $12.40 per share, which were granted in connection with the extension of Dr. Schiller’s and Mr. Nyweide’s agreements on December 19, 2006, and are subject to vesting in accordance with performance criteria established by the Compensation Committee.  None of this restricted stock vested in 2006.  On December 12, 2007, our Compensation Committee determined that, effective January 1, 2008, 6,250 shares and 4,687 shares of restricted stock held by Dr. Schiller and Mr. Nyweide, respectively, were no longer subject to forfeiture. Dr. Schiller and Mr. Nyweide elected to have the Company withhold 2,278 and 1,585 shares, respectively, in satisfaction of their tax obligations in connection with the vesting of their restricted stock.  Such withheld shares are reflected as treasury shares in the Company’s books and records.  As a result of the withholding of shares, Dr. Schiller and Mr. Nyweide received 3,972 and 3,102 shares, respectively.

Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each Director of the Company who is not a named executive officer and who served on the Board of Directors during the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)		Total ($)
Per-Olof Lööf	20,000	52,998	(2)	72,998
Ronald Starr	-	-		-
John Bujouves	20,000	52,998	(3)	72,998
John P. Oswald (4)	-	-		-
Daniel Burstein (5)	27,500	52,998	(6)	80,498

(1)	Amount represents the value of stock options granted to members of the Board of Directors in 2007.

(2)	On January 1, 2007, an option to purchase 6,250 shares was granted to Mr. Lööf under the 2006 Long Term Incentive Plan.

(3)	On January 1, 2007 an option to purchase 6,250 shares of our common stock was granted to Mr. Bujouves under the 2006 Long-Term Incentive Plan.

(4)
Mr. Oswald was appointed to our Board of Directors on January 28, 2008.  The compensation he received during the fiscal year ended December 31, 2007, which consisted of $10,000 in cash fees paid, and an option to purchase 1,250 shares, valued at $10,600, was for his service on our Senior Advisory Board and is not included in this table.

(5)	Mr. Burstein resigned from our Board of Directors on January 24, 2008.

(6)	On January 1, 2007, an option to purchase 6,250 shares of our common stock was granted to Mr. Burstein under the 2006 Long-Term Incentive Plan.

2007 Director’s Plan

A compensation plan for our Board of Directors was in place for 2007.  Following the Directors Plan, each non-employee member of our Board of Directors is entitled to receive an annual stock option grant for attending board meetings and serving on and chairing board committees.  One of our directors declined such a grant.  All stock options were made exercisable at the then prevailing market price on the date of grant.  No other fees were paid to members of our board.

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On January 1, 2007, we granted options to purchase 18,750 shares, in the aggregate, to three of the four independent members of the Board of Directors, including Mr. Burstein, a former director, to purchase shares of our common stock under the 2006 Long-Term Incentive Plan.  These options were granted at an exercise price based upon the closing price of the common stock on the date of grant, have a term of five years and vest in equal installments, 25% at March 31, 2007, 25% at June 30, 2007, 25% at September 30, 2007 and 25% at December 31, 2007.

2008 Director’s Plan

A compensation plan for our Board of Directors is in place for 2008.  Following the Directors Plan, each non-employee member of our Board of Directors is entitled to receive an annual stock option grant for attending board meetings and serving on and chairing board committees.  One of our directors declined such a grant.  All stock options were made exercisable at the then prevailing market price on the date of grant.  No other fees were paid to members of our board.

On January 1, 2008, we granted options to purchase 75,000 shares, in the aggregate, to three of the four independent members of the Board of Directors, including Mr. Burstein, a former director, to purchase shares of our common stock under the 2006 Long-Term Incentive Plan.  These options were granted at an exercise price based upon the closing price of the common stock on the date of grant, have a term of five years and vest in equal installments, 25% at March 31, 2008, 25% at June 30, 2008, 25% at September 30, 2008 and 25% at December 31, 2008.

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Other Matters

Stockholder Proposals

In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than February 25, 2009.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the Company’s 2009 Annual Meeting of Stockholders, if the Company does not have notice of a stockholder proposal on or before May 11, 2009, the Company will be permitted to use its discretionary voting authority as outlined above.

The By-laws of the Company establish procedures for stockholder nominations for elections of directors of the Company and bringing business before any annual meeting or special meeting of stockholders of the Company.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not less than 90 days nor more than 120 days prior to the first anniversary of the prior year’s annual meeting.  In the event that the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date of the prior year’s annual meeting, the stockholder notice must be given not more than 120 days nor less than the later of 90 days prior to the date of the annual meeting and the tenth day following the date on which the date of the annual meeting is first publicly announced or disclosed.  Any notice to the Secretary must include:  (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board of Directors.

Notwithstanding anything in the previous paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the By-laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which such public announcement is first made by the Company, whichever is later.

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The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.  The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the Meeting and the defective nomination will be disregarded.

Proxy Solicitation

The cost of soliciting proxies will be borne by the Company.  The transfer agent and registrar for the Company’s common stock, Continental Stock Transfer & Trust Company, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

Annual Report

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2007 is being sent herewith to each stockholder.  Such Annual Report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2007.  Such Annual Report, however, is not to be regarded as part of the proxy soliciting material.

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Annex A

GLOBALOPTIONS GROUP, INC.

AMENDED AND RESTATED

2006 LONG-TERM INCENTIVE PLAN

1.	Establishment, Purpose and Types of Awards

GlobalOptions Group, Inc., a Delaware corporation (the “Company” or “GlobalOptions”), hereby amends and restates the GlobalOptions Group, Inc. 2006 Long-Term Incentive Plan (the “Plan”).  The general purposes of the Plan are to promote the long-term financial interest of GlobalOptions, including growth in the value of GlobalOptions’ equity and enhancement of long-term stockholder return, by: (i) attracting and retaining persons eligible to participate in the Plan; (ii) motivating Plan participants, by means of appropriate incentives, to achieve long-range goals; (iii) providing incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further aligning Plan participants’ interests with those of other stockholders of GlobalOptions through compensation that is based on GlobalOptions’ Common Stock, as defined below.

2.	Definitions

Under the Plan, except where the context otherwise indicates, the following definitions apply:

(a)           “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, subsidiaries, joint ventures, limited liability companies, and partnerships), as determined by the Committee.

(b)           “Award” means any stock option, stock appreciation right, stock award, performance award, or other stock-based award relating to the Common Stock or other securities of the Company granted pursuant to the provisions of the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Change in Control” shall be deemed to have occurred if: (1) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Affiliates; (2) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Affiliates; (3) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Affiliates; or (4) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Affiliates.

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For purposes of this definition of “Change in Control”, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Affiliates; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.  A reference to any provision of the Code shall include reference to any successor provision of the Code.

(f)           “Committee” means the Compensation Committee of the Board, which shall consist of three or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code) serving at the pleasure of the Board.

(g)           “Common Stock” means shares of common stock, par value of $0.001 per share, of the Company.

(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.

(i)           “Fair Market Value” means, the closing price of publicly traded shares of Common Stock on the principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, or as determined by the Committee in a manner consistent with the provisions of the Code.

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(j)           “Grant Agreement” means a written or electronic document memorializing the terms and conditions of an Award granted pursuant to the provisions of the Plan.

3.	Administration

(a)           Administration of the Plan.  The Plan shall be administered by the Committee.

(b)           Powers of the Committee.  The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (1) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (2) determine the types of Awards to be granted, including determining which Options under the Plan shall be incentive options and which shall be non-qualified options; (3) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award; (4) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; (5) subject to the limitations of Sections 6(a)(2) and 6(b)(2), modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as otherwise specifically provided under the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (6) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall (i) be allowed with regard to a “deferral of compensation” within the meaning of Code Section 409A, except as otherwise permitted under such Code section, or (ii) be made with respect to a performance-based stock Award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code Section 162(m); (7) permit the withholding by the Company of shares of Common Stock from shares of Common Stock otherwise to be received by a participant in connection with the exercise of options and/or the withholding of taxes by such participant; and (8) establish objectives and conditions, if any, for earning Awards, including without limitation, the office or position held by the participant or the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company or any Affiliate, the participant’s length of service, promotions and potential and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued hereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.  Without limiting the foregoing, the Committee may delegate administrative and ministerial duties to officers or employees of the Company as the Committee deems necessary or advisable in its sole and absolute discretion.  The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan.

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In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more non-employee directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

(c)           Non-Uniform Determinations.  The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)           Limited Liability.  To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award hereunder.

(e)           Indemnification.  To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Committee shall be indemnified by the Company in respect of all their activities under the Plan.

(f)           Effect of Committee’s Decision.  All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan and Awards issued hereunder pursuant to the powers vested in it hereunder shall be in the Committee’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.	Shares Available for the Plan; Maximum Awards

Subject to adjustments as provided in Section 7(c) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 3,000,000 shares of Common Stock.  Stock appreciation rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for Award under the Plan, regardless of the number of shares issued upon settlement of the stock appreciation right.  The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(c) of the Plan.  The shares of Common Stock issued pursuant to the Plan may come from authorized and unissued shares, treasury shares or shares purchased by the Company in the open market.  If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated as to any shares, or if any shares of Common Stock are repurchased by the Company in connection with any Award, the shares subject to such Award and the repurchased shares shall thereafter be available for further Awards under the Plan except where such reissuance is inconsistent with the provisions of 162(m) of the Code.

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Subject to adjustments as provided in Section 7(c) of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any calendar year to any one individual under this Plan shall be limited to 625,000 shares (subject to adjustment pursuant to Section 7(c) hereof) and the method of counting such shares shall conform to performance based compensation under Section 162(m) of the Code.

5.	Participation

Participation in the Plan shall be open to all employees, officers and directors of, and consultants and advisors to, the Company or any Affiliate of the Company, as may be selected by the Committee from time to time, subject to any restrictions imposed by applicable law.  The Committee may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6.	Awards

The Committee, in its sole discretion, establishes the terms of all Awards granted under the Plan.  Awards may be granted individually or in tandem with other types of Awards.  All Awards are subject to the terms and conditions provided in the Grant Agreement.  Subject to any applicable requirements of Code Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award.  If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.  The maximum term for any Award shall not exceed ten years from the date of the grant of such Award, provided, however, in the case of an incentive stock option granted to an eligible participant who, at the time such incentive stock option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, no such incentive stock option shall be exercisable more than five years after the date such incentive stock option is granted.

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(a)           Stock Options.

(1)
In General.  The Committee may from time to time grant to eligible participants Awards of incentive stock options or nonstatutory stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and (f) of the Code, respectively, of the Company and any other individuals who are eligible to receive incentive stock options under the provisions of Section 422 of the Code.  All stock options must have an exercise price at least equal to Fair Market Value as of the date of grant, provided, however, that with respect to an eligible participant who, at the time an incentive stock option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the exercise price shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant.  The exercise price of each Option shall be subject to adjustment as provided in Section 7(c) below.  An Option to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the exercise price, in cash, by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the participant (i) in the form of Common Stock owned by the participant (based on the Fair Market Value of the Common Stock on the Option exercise date) that is not the subject of any pledge or security interest, (ii) in the form of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having a Fair Market Value on the Option exercise date equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a  disqualifying disposition of all or a portion of the Common Stock received upon exercise of an incentive option.  A participant shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option after (i) the participant has given written notice of exercise and has paid in full for such shares, (ii) becomes a stockholder of record with respect thereto, and (iii) the participant has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(2)
Incentive Stock Option.  No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option, and which otherwise meets the requirements of Section 422 of the Code.  The aggregate Fair Market Value, determined as of the date the incentive option is granted, of Common Stock for which incentive options are exercisable for the first time by any eligible participant during any calendar year under the Plan (and/or any other stock option plans of the Company or any Affiliate) shall not exceed $100,000.  A grant of an incentive option under this Plan shall provide that if the participant makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares of Common Stock issued to him upon exercise of an incentive option granted within the two-year period commencing on the day after the date of the grant of such incentive option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such incentive option, he shall, within 10 days after such disposition, notify the Company thereof.

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(3)
Prohibition on Option Repricing & Cancellation.  Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any Option granted under the Plan, (i) through cancellation and replacement or regrant with lower priced options, (ii) through exchange, replacement, or buyouts of awarded options with cash, or (iii) by lowering the option exercise price of a previously granted Option, without the prior approval of GlobalOptions’ stockholders.

(b)           Stock Appreciation Rights.

(1)
In general.  The Committee may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”).  An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (1) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (2) the number of shares specified by the SAR, or portion thereof, which is exercised.  The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value of the Common Stock on the grant date.  Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee.  If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date.  No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(2)
Prohibition on SAR Repricing & Cancellation.  Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any SAR granted under the Plan, (i) through cancellation and replacement or regrant with lower priced SARs, (ii) through exchange, replacement, or buyouts of awarded SARs with cash, or (iii) by lowering the SAR base price of a previously granted SAR, without the prior approval of GlobalOptions’ stockholders.

(c)           Stock Awards.

(1)
In General.  The Committee may from time to time grant restricted or unrestricted stock awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

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(2)
Restricted Stock Terms.  An eligible participant shall have no rights to an award of restricted stock unless and until the eligible participant accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the eligible participant shall have the rights of a stockholder with respect to restricted stock subject to the non-transferability and forfeiture restrictions described below.  The Company shall issue in the eligible participant’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the eligible participant accepts such award.  Unless otherwise provided, any certificate or certificates issued evidencing shares of restricted stock shall not be delivered to the eligible participant until such shares are free of any restrictions specified by the Committee at the time of grant.  Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied.  Shares of restricted stock are not transferable until the date on which the Committee has specified such restrictions has lapsed.  Unless otherwise provided, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock.

(d)           Performance Awards.  The Committee may, in its discretion, grant performance awards which become vested or payable on account of attainment of one or more performance goals during a specified period as established by the Committee.  Performance awards may be in the form of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee.  The Committee shall establish in writing, on a timely basis, (i) the performance goals that must be met, (ii) the threshold, target and maximum amounts that may be paid, or in the case of an award of Common Stock, the number of shares that will vest, if the performance goals are met, and (iii) any other conditions that the Committee deems appropriate and, in the case of executive officers where the Award is intended to be “performance based” within the meaning of Code Section 162(m), consistent with Section 162(m) of the Code. Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Committee may designate.  The target Awards for each individual will be based on a number of factors, including: (i) market competitiveness of the position, (ii) job level, (iii) base salary level, (iv) past individual performance, and (v) expected contribution to GlobalOptions’ future performance and business impact.  For those Awards intended to be “performance-based” within the meaning of Code Section 162(m), the Committee shall also establish for each participant who is an executive officer a maximum Award that may be paid for the calendar year, which will remain fixed for the entire year.  The maximum performance award that any participant may be granted in any calendar year under the Plan is $4,000,000, comprised of the cash portion of the Award and the Fair Market Value of the Common Stock as of the date of the grant of the Award.  For Awards intended to be “performance-based compensation,” the grant of the performance awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

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The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships.  “EBITDA” means earnings before interest, taxes, depreciation and amortization.  At any time prior to the final determination of the performance awards, the Committee may adjust the performance goals and awards for participants who are not executive officers, to reflect changes in corporate capitalization, changes in corporate transactions, the occurrence of any extraordinary event, any change in accounting rules or principles, any change in GlobalOptions’ method of accounting, any change in applicable law, or any other change of similar nature.  With respect to executive officers where the award is intended to be “performance based” within the meaning of Code Section 162(m), such adjustments may be made to the extent the Committee deems appropriate considering the requirements of Code Section 162(m).  Upon completion of a performance period, the Committee shall determine whether the performance goals have been met prior to paying or vesting any award for any year, the Committee must certify in writing (to the extent required by any IRS regulation) that the performance goals were satisfied.  Approved minutes of the Committee will be treated as the required written certification.  All cash amounts payable will be paid as soon as practicable after certification by the Committee, but not later than March 15th of the year following the calendar year within which the award is earned unless payment by such date is administratively impracticable.

(e)           Other Stock-Based Awards.  The Committee may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee.

7.	Miscellaneous

(a)           Withholding of Taxes.  Grantees and holders of Awards shall pay to the Company or any of its Affiliates, or make provision satisfactory to the Committee for payment of, any taxes to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability.  The Company or any of its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award.  In the event that payment to the Company or any of its Affiliates of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

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(b)           Transferability.  Unless otherwise permitted by the Committee or as otherwise may be required by law, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution.  Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(c)           Adjustments for Corporate Transactions and Other Events.

(1)
Stock Dividend, Stock Split and Reverse Stock Split.  In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, in the aggregate and with respect to any type of Award, and the maximum number of shares with respect to which Awards may be granted during any one calendar year to any individual, as provided in Section 4 of the Plan and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board, in its sole discretion, determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made with respect to any or all particular Awards.  The Committee may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.  Additionally, the Committee will, to the extent feasible, make other appropriate adjustments in order to ensure that Awards will not be deemed modified within the meaning of Section 424(h) of the Code.  The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

(2)
Non-Change in Control Transactions.  Except with respect to the transactions set forth in Section 7(c)(1), and subject to the limitations of Sections 6(a)(2) and 6(b)(2), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Committee, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate, with respect to any type of Award, and with respect to any individual during any one calendar year, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.  Each participant’s proportionate interest will be maintained as it was immediately before the occurrence of the abovementioned event.  Additionally, the Committee will, to the extent feasible, make other appropriate adjustments in order to ensure that Awards will not be deemed modified within the meaning of Section 424(h) of the Code.  The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

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(3)
Change in Control Transactions.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting and exercisability of outstanding Awards, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Award shall terminate within a specified number of days after notice to the participant thereunder, and in the case of an Option and other Awards that are payable in or convertible into Common Stock, each such participant shall receive, with respect to each share of Common Stock subject to such Option or other Awards that are payable in or convertible into Common Stock, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or other Awards that are payable in or convertible into Common Stock; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

(4)
Unusual or Nonrecurring Events.  The Committee is authorized to make, in its discretion and without the consent of holders of Awards, and subject to the limitations of Sections 6(a)(2) and 6(b)(2), adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(d)           Substitution of Awards in Mergers and Acquisitions.  Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or any of its Affiliates as the result of a merger or consolidation of the employing entity with the Company or any of its Affiliates, or the acquisition by the Company or any of its Affiliates of the assets or stock of the employing entity.  The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(e)           Termination, Amendment and Modification of the Plan.  The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any participant under any Award theretofore granted without the participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

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(1)	materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7(c);

(2)	materially increase the benefits accruing to the participants under the Plan;

(3)	materially modify the requirements as to eligibility for participation in the Plan;

(4)	decrease the exercise price of an option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof; or

(5)	extend the term of any option beyond that provided for in Section 6.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly.  The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A.

(f)           Non-Guarantee of Employment or Service.  Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (1) the failure of any Award to vest; (2) the forfeiture of any unvested or vested portion of any Award; and/or (3) any other adverse effect on the individual’s interests under the Plan.

(g)           Special Rules for Options and Stock Appreciation Rights.

(1)
Termination by Death.  Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of death, any Option or SAR held by such participant may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the participant under the will of the participant, for a period of one year after the date of such death or until the expiration of the stated term of such Option or SAR as provided under the Plan, whichever period is shorter.

(2)
Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of total and permanent disability (the failure to perform such person’s duties to the Company for at least ninety (90) days, whether or not consecutive, within any twelve (12) consecutive months as a result of any incapacity due to physical or mental illness, a “Disability”), any Option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after 90 days after the date of such termination of employment or service or the expiration of the stated term of such Option or SAR, whichever period is shorter; provided, however, that, if the participant dies within such 90-day period, any unexercised Option or SAR held by such participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or SAR, whichever period is shorter.

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(3)
Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or SAR held by such participant may thereafter be exercised to the extent it was exercisable at the time of such Normal or Early Retirement (or on such accelerated basis as the Committee shall determine at or after grant), for a period of 90 days after the date of such termination of employment or service or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that, if the participant dies within such 90-day period, any unexercised Option or SAR held by such participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or SAR, whichever period is shorter.

For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Affiliate on or after the normal retirement date specified in the applicable Company or Affiliate pension plan or if no such pension plan exists or applies, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Affiliate under the early retirement provisions of the applicable Company or Affiliate pension plan or if no such pension plan exists or applies, age 55.

(h)           Other Termination.  Unless otherwise determined by the Committee, should any Participant’s employment with or service to the Company or any Affiliate terminate for any reason other than death, Disability or Normal or Early Retirement, the Award shall thereupon terminate, except that the portion of any Award that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 90 days after the date of termination or the balance of such Award’s term if the Participant’s employment or service with the Company or any Affiliate is terminated by the Company or such Affiliate without cause (the determination as to whether termination was for cause to be made by the Committee).  The transfer of a Participant from the employ of or service to the Company to the employ of or service to an Affiliate, or vice versa, or from one Affiliate to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person.  To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

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(j)           Public Offering.  As a condition of participation in this Plan, each participant shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transaction s relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters.  The participant’s obligations under this Section 7(j) shall apply to any Common Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Common Stock may be exchanged or into which Common Stock may be converted.

(k)           Governing Law.  The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of New York, without regard to its conflict of laws principles.

(l)           Effective Date; Termination Date.  The Plan was adopted by the Board on October 17, 2006, subject to approval by the GlobalOptions stockholders within twelve (12) months.  The Plan became effective as of the date of approval of GlobalOptions’ stockholders on December 5, 2006 (the “Effective Date”).  No Award shall be granted under the Plan after the tenth anniversary of the Effective Date.  Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

(m)           Compliance with Securities Laws; Listing and Registration.  If at any time the Committee determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Committee determines that such delivery is lawful.  The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal, state or foreign laws.  Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act.  If any provision of this Plan or any grant of an Award would otherwise conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict.  Unless the Company has registered the Common Stock covered by the Plan under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that registering the Common Stock covered by the Plan under the Securities Act is unnecessary, the Company may require that each Participant represent in writing that he is acquiring the shares of Common Stock covered by the Plan for his own account and investment purposes, and not with a view to, or for sale in connection with, the distribution of the shares of Common Stock covered by the Plan.  No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

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(n)           No Lien or Security Interest.  No Award and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of GlobalOptions, and any purported pledge, attachment, or encumbrance thereof other than in favor of GlobalOptions shall be void and unenforceable against GlobalOptions or any Affiliate.

(o)           Severability.  If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any Person or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(p)           Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(q)           Share Certificates.  All certificates for shares of Common Stock delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  To the extent that the Committee provides for the issuance of Common Stock or restricted stock awards, the issuance may be affected on a non-certificated basis, subject to applicable law or the applicable rules of any applicable stock exchange.

(r)           Treatment for Other Compensation Purposes.  Payments and other benefits received by a participant pursuant to an Award shall not be deemed part of a participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company, unless expressly so provided by such other plan, contract or arrangement.

(s)           Code Section 83(b) Elections.  The Company, its Affiliates and the Committee have no responsibility for any participant’s election, attempt to elect or failure to elect to include the value of a restricted stock Award or other Award subject to Section 83 in the participant’s gross income for the year of payment pursuant to Section 83(b) of the Code.  Any participant who makes an election pursuant to Section 83(b) will promptly provide the Committee with a copy of the election form.

(t)           No Obligation to Exercise Awards; No Right to Notice of Expiration Date.  The grant of an Award of a stock option or SAR will impose no obligation upon the participant to exercise the Award.  The Company, its Affiliates and the Committee have no obligation to inform a participant of the date on which any Award lapses except in the Grant Agreement.

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(u)           Right to Offset.  Notwithstanding any provisions of the Plan to the contrary, the Company may offset any amounts to be paid to a participant (or, in the event of the participant’s death, to his beneficiary or estate) under the Plan against any amounts that such participant may owe to the Company, to the extent permitted by law.

(v)           Furnishing Information.  A participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

(w)           Construction.  Except where otherwise indicated by the context, any masculine term used herein will also include the feminine; the plural will include the singular and the singular will include the plural.

(x)           Effect on Other Plans.  All awards granted under the Company’s 2006 Stock Option Plan and the 2005 Stock Option Plan shall continue to be governed under such plans.  All remaining shares reserved, but unissued with respect to any awards under the Company’s 2006 Stock Option Plan and 2005 Stock Option Plan are hereby unreserved and no new awards shall be issued pursuant to the Company’s 2006 Stock Option Plan or 2005 Stock Option Plan.

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Annex B

GLOBALOPTIONS GROUP, INC.

AMENDED AND RESTATED

2006 EMPLOYEE STOCK PURCHASE PLAN

1.           PURPOSE.  The GlobalOptions Group, Inc. 2006 Employee Stock Purchase Plan (the “Plan”) is intended to provide an incentive for employees of GlobalOptions Group, Inc.  (the “Company”) and its participating subsidiaries.  The Plan permits such employees to acquire or increase their proprietary interests in the Company through the purchase of shares of Common Stock of the Company, thereby creating a greater community of interest between the Company’s stockholders and its employees.  The Plan is intended to qualify as an “Employee Stock Purchase Plan” under Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  The provisions of the Plan will be construed in a manner consistent with the requirements of such sections of the Code and the regulations issued thereunder.

2.           DEFINITIONS.  As used in this Plan,

(a)           “Account” means each separate account maintained for a Participant under the Plan, collectively or individually as the context requires, to which the amount of the Participant’s payroll deductions authorized under Section 6 and purchases of Common Stock under Section 8 shall be credited, and any distributions of shares of Common Stock under Section 9 and withdrawals under Section 10 shall be charged.

(b)           “Base Pay” means the base salary paid to an employee, including commissions, payments for overtime and shift differentials, bonuses, vacation pay and holiday pay.  Base Pay shall exclude incentive compensation, and other special payments, fees, fringes, allowances or extraordinary compensation not specifically listed in the preceding sentence.

(c)           “Benefits Representative” means the employee benefits department of the Company or any such other person, regardless of whether employed by an Employer, who has been formally, or by operation or practice, designated by the Committee to assist the Committee with the day-to-day administration of the Plan.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, or any successor thereto, as amended and in effect from time to time.  Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to any Section and any treasury regulations thereunder.

(f)           “Committee” means the Compensation Committee of the Board.  The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise.  The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate Committees, or retain all powers and duties of the Committee in a single Committee.  The members of the Committee shall serve at the discretion of the Board.

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(g)           “Common Stock” or “Stock” means the common stock, $.001 par value per share, of the Company.

(h)           “Company” means GlobalOptions Group, Inc., a Delaware corporation, and any successor thereto.

(i)           “Disability” means any complete and permanent disability as defined in Section 22(e)(3) of the Code.

(j)           “Effective Date” means October 17, 2006, the inception date of the Plan.

(k)            “Employee” means any employee who is currently in Employment with an Employer.

(l)           “Employer” means the Company, its successors, any future parent (as defined in Section 424(e) of the Code) and each current or future Subsidiary which has been designated by the Board or the Committee as a participating employer in the Plan.

(m)           “Employment” means employment as an employee or officer by the Company or a Subsidiary as designated in such entity’s payroll records, or by any corporation issuing or assuming rights or obligations under the Plan in any transaction described in Section 424(a) of the Code or by a parent corporation or a subsidiary corporation of such corporation.  In this regard, neither the transfer of a Participant from Employment by the Company to Employment by a Subsidiary, nor the transfer of a Participant from Employment by a Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Participant.  Moreover, the Employment of a Participant shall not be deemed to have been terminated because of absence from active Employment on account of temporary illness or during authorized vacation, temporary leaves of absence from active Employment granted by theCompany or a Subsidiary for reasons of professional advancement, education, health, or government service, or during military leave for any period if the Participant returns to active Employment within 90 days after the termination of military leave, or during any period required to be treated as a leave of absence which, by virtue of any valid law or agreement, does not result in a termination of Employment.

Any worker treated as an independent contractor by the Employer who is later re-classified as a common-law employee shall not be in Employment during any period in which such worker was treated by the Employer as an independent contractor.  Any “leased employee,” as described in Section 414(n) of the Code, shall not be deemed an Employee hereunder.

(n)           “Entry Date” means the first day of each Calendar month.

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(o)           “Market Price” means, subject to the next paragraph, the market value of a share of Stock on any date, which shall be determined as (i) the closing sales price on the immediately preceding business day of a share of Stock as reported on the New York Stock Exchange or other principal securities exchange on which shares of Stock are then listed or admitted to trading or (ii) if not so reported, the average of the highest and lowest sales prices for a share of Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any successor system then in use, or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Stock as quoted by the Pink Sheets, LLC’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System.  If the price of a share of Stock shall not be so reported pursuant to the previous sentence, the fair market value of a share of Stock shall be determined by the Committee in its discretion provided that such method is appropriate for purposes of an employee stock purchase plan under Section 423 of the Code.

Notwithstanding the previous paragraph of this definition, the Market Price of a share of Stock solely for purposes of determining the option price on the first or last day of the Calendar month in accordance with Section 7(b) shall be based on the Market Price on the first or last day of the Calendar month, as applicable, and not on the immediately preceding business day.  For example, if the Stock is traded on the New York Stock Exchange, when determining the option price under Section 7(b) at which shares of Stock are purchased, the Market Price for determining this option price shall be based on the lower of (i) the closing sales price of a share of Stock on the first business day of the Calendar month or (ii) the closing sales price of a share of Stock on the last business day of the Calendar month.

(p)           “Participant” means any Employee who meets the eligibility requirements of Section 3 and who has elected to and is participating in the Plan.

(q)           “Plan” means the GlobalOptions Group, Inc.  2006 Employee Stock Purchase Plan, as set forth herein, and all amendments hereto.

(r)           “Stock” means the Common Stock (as defined above).

(s)           “Subsidiary” means any domestic or foreign corporation (other than the Company) (i) which, pursuant to Section 424(f) of the Code, is included in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain and (ii) which has been designated by the Board or the Committee as a corporation whose Employees are eligible to participate in the Plan.

3.           ELIGIBILITY.

(a)           Eligibility Requirements.  Participation in the Plan is voluntary.  Each Employee who has completed at least six (6) consecutive months of continuous Employment with an Employer (calculated from his last date of hire to the termination of his Employment for any reason) shall be eligible to participate in the Plan on the first day of the payroll period commencing on or after the Effective Date or, if later, the Entry Date on which the Employee satisfies the aforementioned eligibility requirements.  Each Employee whose Employment terminates and who is rehired by an Employer shall be treated as a new Employee for eligibility purposes under the Plan, provided, however, that if an Employee is rehired by an Employer prior to the expiration of three months following his or her termination, such Employee shall not be a new Employee for eligibility purposes under the Plan.

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(b)           Limitations on Eligibility.  Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan:

(i)        if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary;

(ii)       which permits the Employee’s rights to purchase stock under this Plan and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the stock (determined at the time such option is granted) for each fiscal year in which such option is outstanding at any time, all as determined in accordance with Section 423(b)(8) of the Code;

(iii)      if the Employee’s customary Employment is 20 hours or less per week; or

(iv)      if the Employee is employed for less than 5 months in a calendar year.

For purposes of Section 3(b)(i) above, pursuant to Section 424(d) of the Code, (i) the Employee with respect to whom such limitation is being determined shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and (ii) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.  In addition, for purposes of Section 3(b)(ii) above, pursuant to Section 423(b)(8) of the Code, (i) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and (iii) a right to purchase stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

4.           SHARES SUBJECT TO THE PLAN.  The total number of shares of Common Stock that will be issued upon the exercise of options granted under the Plan will not exceed Two Million (2,000,000) shares (subject to adjustment as provided in Section 17), and such shares may be originally issued shares, treasury shares, reacquired shares, shares bought in the market, or any combination of the foregoing.  If any option which has been granted expires or terminates for any reason without having been exercised in full, the unpurchased shares will again become available for purposes of the Plan.  Any shares which are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

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5.           PARTICIPATION.

(a)           Payroll Deduction Authorization.  An Employee shall be eligible to participate in the Plan as of the first Entry Date following such Employee’s satisfaction of the eligibility requirements of Section 3, or, if later, the first Entry Date following the date on which the Employee’s Employer adopted the Plan.  At least 10 days (or such other period as may be prescribed by the Committee or a Benefits Representative) prior to the first Entry Date as of which an Employee is eligible to participate in the Plan, the Employee shall execute and deliver to the Benefits Representative, on the form prescribed for such purpose, an authorization for payroll deductions which specifies his chosen rate of payroll deduction contributions pursuant to Section 6, and such other information as is required to be provided by the Employee on such enrollment form.  The enrollment form shall authorize the Employer to reduce the Employee’s Base Pay by the amount of such authorized contributions.  To the extent provided by the Committee or a Benefits Representative, each Participant shall also be required to open a stock brokerage account with a brokerage firm which has been engaged to administer the purchase, holding and sale of Common Stock for Accounts under the Plan and, as a condition of participation hereunder, the Participant shall be required to execute any form required by the brokerage firm to open and maintain such brokerage account.

(b)           Continuing Effect of Payroll Deduction Authorization.  Payroll deductions for a Participant will commence with the first payroll period beginning after the Participant’s authorization for payroll deductions becomes effective, and will end with the payroll period that ends when terminated by the Participant in accordance with Section 6(c) or due to his termination of Employment in accordance with Section 11.  Payroll deductions will also cease when the Participant is suspended from participation due to a withdrawal of payroll deductions in accordance with Section 10.  When applicable with respect to Employees who are paid on a hourly wage basis, the authorized payroll deductions shall be withheld from wages when actually paid following the period in which the compensatory services were rendered.  Only payroll deductions that are credited to the Participant’s Account during the Calendar month shall be used to purchase Common Stock pursuant to Section 8 regardless of when the work was performed.

(c)           Employment and Stockholders Rights.  Nothing in the Plan will confer on a Participant the right to continue in the employ of the Employer or will limit or restrict the right of the Employer to terminate the Employment of a Participant at any time with or without cause.  A Participant will have no interest in any Common Stock to be purchased under the Plan or any rights as a stockholder with respect to such Stock until the Stock has been purchased and credited to the Participant’s Account.

6.           PAYROLL DEDUCTIONS.

(a)           Participant Contributions by Payroll Deductions.  At the time a Participant files his payroll deduction authorization form, the Participant will elect to have deductions made from the Participant’s Base Pay for each payroll period such authorization is in effect in whole percentages at the rate of not less than 1% nor more than 15% of the Participant’s Base Pay.

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(b)           No Other Participant Contributions Permitted.  All payroll deductions made for a Participant shall be credited to the Participant’s Account under the Plan.  A Participant may not make any separate cash payment into such Account.

(c)           Changes in Participant Contributions.  Subject to Sections 10 and 22, a Participant may increase, decrease, suspend, or resume payroll deductions under the Plan by giving written notice to a designated Benefits Representative at such time and in such form as the Committee or Benefits Representative may prescribe from time to time.  Such increase, decrease, suspension or resumption shall be effective as of the first day of the payroll period as soon as administratively practicable after receipt of the Participant’s written notice, but not earlier than the first day of the payroll period of the Calendar month next following receipt and acceptance of such form.  Notwithstanding the previous sentence, a Participant may completely discontinue contributions at any time during a Calendar month, effective as of the first day of the payroll period as soon as administratively practicable following receipt of a written discontinuance notice from the Participant on a form provided by a designated Benefits Representative.  Following a discontinuance of contributions, a Participant cannot authorize any payroll contributions to his Account for the remainder of the Calendar month in which the discontinuance is effective.

7.           GRANTING OF OPTION TO PURCHASE STOCK.

(a)           Monthly Grant of Options.  For each calendar month, a Participant shall be deemed to have been granted an option to purchase, on the first day of the calendar month, as many whole and fractional shares as may be purchased with the payroll deductions (and any cash dividends as provided in Section 8) credited to the Participant’s Account during the calendar month.

(b)           Option Price.  The option price of the Common Stock purchased with the amount credited to the Participant’s Account during each calendar month shall be the lower of:

(i)        85% of the Market Price of a share of Stock on the first day of the calendar month; or

(ii)       85% of the Market Price of a share of Stock on the last day of the calendar month.

Only the Market Price as of the first day of the Calendar month and the last day of the Calendar month shall be considered for purposes of determining the option purchase price; interim fluctuations during the Calendar month shall not be considered.

8.           EXERCISE OF OPTION.

(a)           Automatic Exercise of Options.  Unless a Participant has elected to withdraw payroll deductions in accordance with Section 10, the Participant’s option for the purchase of Common Stock shall be deemed to have been exercised automatically as of the last day of the Calendar month for the purchase of the number of whole and fractional shares of Common Stock which the accumulated payroll deductions (and cash dividends on the Common Stock as provided in Section 8(b)) in the Participant’s Account at that time will purchase at the applicable option price.  Fractional shares may not be issued under the Plan.  As of the last day of each Calendar month, the balance of each Participant’s Account shall be applied to purchase the number of whole shares of Stock as determined by dividing the balance of such Participant’s Account as of such date by the option price determined pursuant to Section 7(b).  The Participant’s Account shall be debited accordingly.  Any balance in a Participant’s stock purchase account which was not applied to the purchase of Common Stock because it was less than the purchase price of a full share shall remain in the Participant’s stock purchase account and be carried over to the succeeding Calendar month.

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(b)           Dividends Generally.  Cash dividends paid on shares of Common Stock which have not been delivered to the Participant pending the Participant’s request for delivery pursuant to Section 9(c), shall be combined with the Participant’s payroll deductions and applied to the purchase of Common Stock at the end of the Calendar month in which the cash dividends are received, subject to the Participant’s withdrawal rights set forth in Section 10.  Dividends paid in the form of shares of Common Stock or other securities with respect to shares that have been purchased under the Plan, but which have not been delivered to the Participant, shall be credited to the shares that are credited to the Participant’s Account.

(c)           Pro-rata Allocation of Available Shares.  If the total number of shares to be purchased under options under the Plan by all Participants exceeds the number of shares authorized under Section 4, a pro-rata allocation of the available shares shall be made among all Participants authorizing such payroll deductions based on the amount of their respective payroll deductions through the last day of the Calendar month.

9.           OWNERSHIP AND DELIVERY OF SHARES.

(a)           Beneficial Ownership.  A Participant shall be the beneficial owner of the shares of Common Stock purchased under the Plan upon the exercise of his option and will have all rights of beneficial ownership in such shares.  Any dividends paid with respect to such shares shall be credited to the Participant’s Account and applied as provided in Section 8 until the shares are delivered to the Participant.

(b)           Registration of Stock.  Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or if the Participant so directs by written notice to the designated Benefits Representative or brokerage firm, if any, prior to the purchase of Stock hereunder, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entirety, to the extent permitted by applicable law.  Any such designation shall not apply to shares purchased after a Participant’s death by the Participant’s beneficiary or estate, as the case may be, pursuant to Section 11(b).  If a brokerage firm is engaged by the Company to administer Accounts under the Plan, such firm shall provide such account registration forms as are necessary for each Participant to open and maintain a brokerage account with such firm.

(c)           Delivery of Stock Certificates.  The Company, or a brokerage firm or other entity selected by the Company, shall deliver to each Participant a certificate for the number of shares of Common Stock purchased by the Participant hereunder as soon as practicable after the close of each Calendar month.  Alternatively, in the discretion of the ommittee, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in “street name” in order to facilitate the subsequent sale of the purchased shares.

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(d)           Regulatory Approval.  In the event the Company is required to obtain from any commission or agency the authority to issue any stock certificate hereunder, the Company shall seek to obtain such authority.  The inability of the Company to obtain from any such commission or agency the authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant, except to return to the Participant the amount of his Account balance used to exercise the option to purchase the affected shares.

10.           WITHDRAWAL OF PAYROLL DEDUCTIONS.  At any time during a Calendar month, but in no event later than 15 days (or such shorter prescribed by the Committee or a Benefits Representative) prior to the last day of the Calendar month, a Participant may elect to abandon his election to purchase Common Stock under the Plan.  By written notice to the designated Benefits Representative on a form provided for such purpose, the Participant may thus elect to withdraw all of the accumulated balance in his Account being held for the purchase of Common Stock in accordance with Section 8(b).  Partial withdrawals will not be permitted.  All such amounts shall be paid to the Participant as soon as administratively practical after receipt of his notice of withdrawal.  After receipt and acceptance of such withdrawal notice, no further payroll deductions shall be made from the Participant’s Base Pay beginning as of the next payroll period during the Calendar month in which the withdrawal notice is received.  The Committee, in its discretion, may determine that amounts otherwise withdrawable hereunder by Participants shall be offset by an amount that the Committee, in its discretion, determines to be reasonable to help defray the administrative costs of effecting the withdrawal, including, without limitation, fees imposed by any brokerage firm which administers such Participant’s Account.  After a withdrawal, an otherwise eligible Participant may resume participation in the Plan as of the first day of the Calendar month next following his delivery of a payroll deduction authorization pursuant to the procedures prescribed in Section 5(a).

11.           TERMINATION OF EMPLOYMENT.

(a)           General Rule.  Upon termination of a Participant’s Employment for any reason, his participation in the Plan will immediately terminate.

(b)           Termination Due to Retirement, Death or Disability.  If the Participant’s termination of Employment is due to (i) retirement from Employment on or after his attainment of age 65, (ii) death, or (iii) Disability, the Participant (or the Participant’s personal representative or legal guardian in the event of Disability, or the Participant’s beneficiary (as defined in Section 14) or the administrator of his will or executor of his estate in the event of death), will have the right to elect, either to:

(i)        Withdraw all of the cash and shares of Common Stock credited to the Participant’s Account as of his termination date; or

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(ii)       Exercise the Participant’s option for the purchase of Common Stock on the last day of the Calendar month (in which termination of Employment occurs) for the purchase of the number of shares of Common Stock which the cash balance credited to the Participant’s Account as of the date of the Participant’s termination of Employment will purchase at the applicable option price.

The Participant (or, if applicable, such other person designated in the first paragraph of this Section 11(b)) must make such election by giving written notice to the Benefits Representative at such time and in such manner as prescribed from time to time by the Committee or Benefits Representative.  In the event that no such written notice of election is received by the Benefits Representative within 30 days of the Participant’s termination of Employment date, the Participant (or such other designated person) will automatically be deemed to have elected to withdraw the balance in the Participant’s Account as of the date of the termination of his Employment.  Thereafter, any accumulated cash and shares of Common Stock credited to the Participant’s Account as of his termination of Employment date shall be delivered to or on behalf of the Participant as soon as administratively practicable.

(c)           Termination Other Than for Retirement, Death or Disability.  Upon termination of a Participant’s Employment for any reason other than retirement, death, or Disability pursuant to Section 11(b), the participation of the Participant in the Plan will immediately terminate.  Thereafter, any accumulated cash and shares of Common Stock credited to the Participant’s Account as of his termination of Employment date shall be delivered to the Participant as soon as administratively practicable.

(d)           Rehired Employees.  Any Employee whose Employment terminates and who is subsequently rehired by an Employer shall be treated as a new Employee for purposes of eligibility to participate in the Plan, except as stated in Section 3(a).

12.           INTEREST.  No interest shall be paid or allowed on any money paid into the Plan or credited to the Account of any Participant.

13.           ADMINISTRATION OF THE PLAN.

(a)           No Participation in Plan by Committee Members.  No options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee.

(b)           Authority of the Committee.  Subject to the provisions of the Plan, the Committee shall have the plenary authority to (a) interpret the Plan and all options granted under the Plan, (b) make such rules as it deems necessary for the proper administration of the Plan, (c) make all other determinations necessary or advisable for the administration of the Plan, and (d) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option granted under the Plan in the manner and to the extent that the Committee deems advisable.  Any action taken or determination made by the Committee pursuant to this and the other provisions of the Plan shall be conclusive on all parties.  The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee.  By express written direction, or by the day-to-day operation of Plan administration, the Committee may delegate the authority and responsibility for the day-to-day administrative or ministerial tasks of the Plan to a Benefits Representative, including a brokerage firm or other third party engaged for such purpose.

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(c)           Meetings.  The Committee shall designate a chairman from among its members to preside at its meetings, and may designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings.  Meetings shall be held at such times and places as shall be determined by the Committee, and the Committee may hold telephonic meetings.  The Committee may take any action otherwise proper under the Plan by the affirmative vote of a majority of its members taken at a meeting, or by the affirmative vote of all of its members taken without a meeting.  The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(d)           Decisions Binding.  All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, Participants, and their estates and beneficiaries.

(e)           Expenses of Committee.  The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan.  The Committee may rely upon any opinion or computation received from any such counsel, consultant or agent.  All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(f)           Indemnification.  Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence.  Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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14.           DESIGNATION OF BENEFICIARY.  At such time, in such manner, and using such form as shall be prescribed from time to time by the Committee or a Benefits Representative, a Participant may file a written designation of a beneficiary who is to receive any Common Stock and/or cash credited to the Participant’s Account at the Participant’s death.  Such designation of beneficiary may be changed by the Participant at any time by giving written notice to the Benefits Representative at such time and in such form as prescribed.  Upon the death of a Participant, and receipt by the Benefits Representative of proof of the identity at the Participant’s death of a beneficiary validly designated under the Plan, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to such beneficiary.  In the event of the death of a Participant and the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Benefits Representative will take appropriate action to ensure delivery of such Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Benefits Representative), the Committee, in its discretion, may direct delivery of such Common Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate in its discretion.  No beneficiary will, prior to the death of the Participant, acquire any interest in any Common Stock or cash credited to the Participant’s Account.

15.           TRANSFERABILITY.  No amounts credited to a Participant’s Account, whether cash or Common Stock, nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan, may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution.  Any such attempted assignment, transfer, pledge, or other disposition shall be void and without effect.

Each option shall be exercisable, during the Participant’s lifetime, only by the Employee to whom the option was granted.  The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by an Employee of his option or of any rights under his option.

16.           NO RIGHTS OF STOCKHOLDER UNTIL CERTIFICATE ISSUED.  With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and the optionee shall not have any of the rights or privileges of a stockholder.  An optionee shall have the rights and privileges of a stockholder when, but not until, a certificate for shares has been issued to the optionee following exercise of his option.

17.           CHANGES IN THE COMPANY’S CAPITAL STRUCTURE.  The Board shall make or provide for such adjustments in the maximum number of shares specified in Section 4 and the number and option price of shares subject to options outstanding under the Plan as the Board shall determine is appropriate to prevent dilution or enlargement of the rights of Participants that otherwise would result from any stock dividend, stock split, stock exchange, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off of assets, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing.

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In the event of a merger of one or more corporations into the Company, or a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Participant, at no additional cost, shall be entitled, upon his payment for all or part of the Common Stock purchasable by him under the Plan, to receive (subject to any required action by shareholders) in lieu of the number of shares of Common Stock which he was entitled to purchase, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of the number of shares of Common Stock equal to the number of shares purchasable by the Participant under the Plan.

If the Company shall not be the surviving corporation in any reorganization, merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), or if the Company is to be dissolved or liquidated or the Company sells substantially all of its assets or stock to another corporation or other entity, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the date of exercise for all options then outstanding shall be accelerated to dates fixed by the Committee prior to the effective date of such corporate event, (ii) a Participant may, at his election by written notice to the Company, either (x) withdraw from the Plan pursuant to Section 10 and receive a refund from the Company in the amount of the accumulated cash and Stock balance in the Participant’s Account, (y) exercise a portion of his outstanding options as of such exercise date to purchase shares of Stock, at the option price, to the extent of the balance in the Participant’s Account, or (z) exercise in full his outstanding options as of such exercise date to purchase shares of Stock, at the option price, which exercise shall require such Participant to pay the related option price, and (iii) after such effective date any unexercised option shall expire.  The date the Committee selects for the exercise date under the preceding sentence shall be deemed to be the exercise date for purposes of computing the option price per share of Stock.  If the Participant elects to exercise all or any portion of the options, the Company shall deliver to such Participant a stock certificate issued pursuant to Section 9(c) for the number of shares of Stock with respect to which such options were exercised and for which such Participant has paid the option price.  If the Participant fails to provide the notice set forth above within three days after the exercise date selected by the Committee under this Section 17, the Participant shall be conclusively presumed to have requested to withdraw from the Plan and receive payment of the accumulated balance of his Account.  The Committee shall take such steps in connection with such transactions as the Committee shall deem necessary or appropriate to assure that the provisions of this Section 17 are effectuated for the benefit of the Participants.

Except as expressly provided in this Section 17, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then available for purchase under the Plan.

18.           PLAN EXPENSES; USE OF FUNDS; NO INTEREST PAID.  The expenses of the Plan shall be paid by the Company except as otherwise provided herein or under the terms and conditions of any agreement entered into between the Participant and any brokerage firm engaged to administer Accounts.  All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose.  No interest shall be paid to any Participant or credited to his Account under the Plan.

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19.           TERM OF THE PLAN.  The Plan shall become effective as of October 17, 2006, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the Company’s stockholders held on or before 12 months from October 17, 2006.

Except with respect to options then outstanding, if not terminated sooner under the provisions of Section 20, no further options shall be granted under the Plan at the earlier of (i) October 17, 2016, or (ii) the point in time when no shares of Stock reserved for issuance under Section 4 are available.

20.           AMENDMENT OR TERMINATION OF THE PLAN.  The Board shall have the plenary authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, (a) increase the maximum number of shares which may be issued under the Plan pursuant to Section 4, (b) amend the requirements as to the class of employees eligible to purchase Stock under the Plan, or (c) permit the members of the Committee to purchase Stock under the Plan.  No termination, modification, or amendment of the Plan shall adversely affect the rights of a Participant with respect to an option previously granted to him without his written consent.

In addition, to the extent that the Committee determines that, in the opinion of counsel, (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, or (b) the Code or Treasury regulations issued thereunder, require stockholder approval in order to maintain compliance with such listing or qualification requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended by the Board in such respect without first obtaining such required approval of the Company’s stockholders.

21.           SECURITIES LAWS RESTRICTIONS ON EXERCISE.  The Committee may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

(a)           a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective; or

(b)           the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the Stock for investment and not for resale or distribution.

22.           SECTION 16 COMPLIANCE.  The Plan, and transactions hereunder by persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are intended to comply with all applicable conditions of Rule 16b-3 or any successor exemption provision promulgated under the Exchange Act.  To the extent that any provision of the Plan or any action by the Committee or the Board fails, or is deemed to fail, to so comply, such provision or action shall be null and void but only to the extent permitted by law and deemed advisable by the Committee in its discretion.

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23.           WITHHOLDING AND PAYROLL TAXES.  Notwithstanding anything in this Plan to the contrary, whenever an option is exercised pursuant to Section 8 or whenever shares of Stock that were received upon the exercise of an option granted under the Plan are disposed of, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding and payroll (employment) tax requirements, if any, attributable to such exercise or disposition prior to authorizing such exercise or disposition or permitting the delivery of any certificate or certificates with respect thereto

24.           NO RESTRICTION ON CORPORATE ACTION.  Subject to Section 20, nothing contained in the Plan shall be construed to prevent the Board or any Employer from taking any corporate action which is deemed by the Employer to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan.  No Employee, beneficiary or other person shall have any claim against any Employer as a result of any such action.

25.           USE OF FUNDS.  The Employers shall promptly transfer all amounts withheld under Section 6 to the Company or to any brokerage firm engaged to administer Accounts, as directed by the Company.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions.

26.           MISCELLANEOUS.

(a)           Options Carry Same Rights and Privileges.  To the extent required to comply with the requirements of Section 423 of the Code, all Employees granted options under the Plan to purchase Common Stock shall have the same rights and privileges hereunder.

(b)           Headings.  Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction or interpretation of any provisions hereof.

(c)           Gender and Tense.  Any words herein used in the masculine shall be read and construed in the feminine when appropriate.  Words in the singular shall be read and construed as though in the plural, and vice-versa, when appropriate.

(d)           Governing Law.  This Plan shall be governed and construed in accordance with the laws of the State of Delaware to the extent not preempted by federal law.

(e)           Regulatory Approvals and Compliance.  The Company’s obligation to sell and deliver Common Stock under the Plan is at all times subject to all approvals of and compliance with the (i) regulations of any applicable stock exchanges and (ii) any governmental authorities required in connection with the authorization, issuance, sale or delivery of such Stock, as well as federal, state and foreign securities laws.

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(f)           Severability.  In the event that any provision of this Plan shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision had not been included herein.

(g)           Refund of Contributions on Noncompliance with Tax Law.  In the event the Company should receive notice that this Plan fails to qualify as an “employee stock purchase plan” under Section 423 of the Code, all then-existing Account balances shall be paid to the Participants and the Plan shall immediately terminate.

(h)           No Guarantee of Tax Consequences.  The Board, Employer and the Committee do not make any commitment or guarantee that any tax treatment will apply or be available to any person participating or eligible to participate in the Plan, including, without limitation, any tax imposed by the United States or any state thereof, any estate tax, or any tax imposed by a foreign government.

(i)           Company as Agent for the Employers.  Each Employer, by adopting the Plan, appoints the Company and the Board as its agents to exercise on its behalf all of the powers and authorities hereby conferred upon the Company and the Board by the terms of the Plan, including, but not by way of limitation, the power to amend and terminate the Plan.

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PROXY

GLOBALOPTIONS GROUP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF GLOBALOPTIONS GROUP, INC.
NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
To be held on July 24, 2008

The undersigned stockholder of GlobalOptions Group, Inc. (the “Company”), hereby appoints Harvey W. Schiller and Jeffrey O. Nyweide, or any of them, voting singly in the absence of others, as his/her/its attorney(s) and proxy(s), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders of the Company to be held on July 24, 2008 at 3:00 p.m. local time, or at any adjournment or adjournments thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

(Continued, and to be marked, dated and signed, on the other side)

PROXY BY MAIL                                            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.
Please mark your votes like this	☒

1. To elect five (5) members of the Board of Directors to serve until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualify:		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below	2. To adopt and approve the Amended and Restated 2006 Long-Term Incentive Plan;	FOR ☐	AGAINST ☐	ABSTAIN ☐
nominees names: 01 Harvey W. Schiller, Ph.D. 02 Per-Olof Lööf 03 John P. Oswald	04 Ronald M. Starr 05 John P. Bujouves	☐	☐	3. To adopt and approve the Amended and Restated 2006 Employee Stock Purchase Plan;	FOR ☐	AGAINST ☐	ABSTAIN ☐
(INSTRUCTION: To withhold authority to vote for one or more than one individual nominee, write that nominee’s name(s) in the space provided below.)				4. To ratify the appointment of Marcum & Kliegman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To conduct such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2008.
(Please date this proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc. should give their full titles. All joint heirs should sign.)
Please mark, sign, date and mail the Proxy promptly.